UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03897)

Exact name of registrant as specified in charter:	Putnam Mortgage Securities Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2021

Date of reporting period:	October 1, 2020 – September 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Mortgage Securities Fund

Annual report
9 | 30 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGSIX

Putnam
Mortgage Securities
Fund

Annual report
9 | 30 | 21

Message from the Trustees

November 8, 2021

Dear Fellow Shareholder:

In the final months of the year, markets may be at a crossroads. The Federal Reserve is poised to begin reducing its monthly purchases of Treasury and mortgage-backed bonds, a program that has been in place since early 2020. Congress is considering major legislation to support infrastructure projects, which may include both higher tax rates and borrowing. Also of note, companies continue to respond creatively to the evolving challenges of the Covid-19 pandemic.

The investment landscape could change in the months ahead, as often occurs in a dynamic economy. Be assured that Putnam’s research teams will actively analyze new opportunities and risks that might emerge. They will work to uncover investment potential others may miss as they select securities for your fund.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See page 3 and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before April 19, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* The Bloomberg GNMA-Bloomberg U.S. MBS Linked Benchmark represents performance of the Bloomberg GNMA Index from inception date of the fund, February 8, 1984, through April 18, 2018, and performance of the Bloomberg U.S. MBS Index from April 19, 2018, and thereafter.

Lipper peer group average provided by Lipper, a Refinitiv company.

2 Mortgage Securities Fund

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/21. See page 2 and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 16–17.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Mortgage Securities Fund 3

What was the market environment like during the reporting period?

Investors had to navigate fluctuating financial markets during the fiscal 12-month period. Key equity market indexes advanced, driven by a broader rollout of vaccines, fiscal stimulus, low interest rates, and a pickup in economic activity. Growth in the United States is being fueled largely by federal funding, including President Biden’s multitrillion dollar spending packages, and consumer spending. However, fixed-income securities and other risky assets came under pressure periodically due to concerns that rising inflation and a speedy economic recovery could prompt central bankers to pare back easy monetary policies.

Starting in July 2021, Covid-19 cases and hospitalizations also began to rise, spurred by the Delta variant and some vaccine resistance. Worries about contagion from debt-laden property developer China Evergrande Group as well as data showing U.S. growth starting to slow have weighed on markets. In late September 2021, the Federal Reserve [Fed] signaled it was poised to begin scaling back asset purchases as soon as November 2021. Half of the Fed’s 18 policymakers expect to lift

4 Mortgage Securities Fund

Allocations are shown as a percentage of the fund’s net assets as of 9/30/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/21. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Mortgage Securities Fund 5

interest rates from near zero in 2022, according to updated economic projections. The yield on 10-year Treasury notes, which helps set borrowing costs on everything from mortgages to corporate debt, rose to 1.52% at period-end from 0.69% at the end of September 2020. The yield on 2-year Treasury notes advanced to 0.28% from 0.13% a year ago.

How did the fund perform for the 12 months ended September 30, 2021?

The fund returned 2.80%, outpacing its primary benchmark, the Bloomberg U.S. MBS Index. The Bloomberg U.S. MBS Index declined 0.43%.

Which holdings and strategies fueled the fund’s performance?

Our mortgage credit holdings, most notably commercial mortgage-backed securities [CMBS], boosted relative performance for the period. Broadly, the market has rallied since the announcement of viable vaccines in November 2020 and as the overall fundamental picture for commercial real estate cash flows has continued to improve. Additionally, forbearance agreements and other loan modifications have helped suppress some fears of significantly prolonged difficulties on properties that are positioned and operated well.

Agency credit-risk transfer [CRT] securities were another large contributor for the period. The U.S. housing market proved resilient through the pandemic and continues to have the support of the U.S. government as lawmakers prioritize keeping people in their homes. The market has remained optimistic about housing, and home prices are expected to continue to

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. Because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is generally mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

6 Mortgage Securities Fund

appreciate as demand remains high while new supply has been low.

What about detractors?

Prepayment strategies demonstrated negative performance for the period. Despite advancing during the first half of the period, agency interest-only [IO] holdings faced headwinds in the second half as prepayment speeds remained elevated longer than the market anticipated due to historically low mortgage rates and significant home price appreciation.

The fund’s interest-rate and yield-curve positioning also detracted from performance during the period as our protective strategy performed negatively amid higher inflation and an elevated real yield environment.

How did the fund use derivatives?

The fund used interest-rate swaps to hedge term-structure risk and for yield-curve positioning. The fund used options for hedging duration and convexity, to isolate prepayment risk, and to manage downside risks. The fund used credit default swaps for hedging credit and market risks, and to gain exposure to specific sectors. The fund used total return swaps for hedging sector exposure and for gaining exposure to specific sectors.

What is the team’s near-term outlook?

U.S. economic growth expectations have moderated somewhat. However, we believe gross domestic product will continue to grow at a rate above the longer-term trend into 2022. We were encouraged that, as of September 30, 2021, U.S. cases of, and hospitalizations from, Covid-19 continued to steadily decline. The country seems to be moving past a July surge caused by the highly transmissible Delta variant, in our view.

We think these factors will support continued solid growth in corporate earnings. Strong cash-flow generation has helped boost companies’ earnings and enabled them to reduce debt, creating an overall positive backdrop for credit fundamentals, in our view.

In light of the Fed’s shift in tone, we think less bond buying by the central bank is likely to nudge both real and nominal Treasury yields higher in the months ahead. That said, we think

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges may vary over time. A negative number represents cash to be allocated to to-be-announced (TBA) agency pass-through mortgage-backed securities that the fund has agreed to purchase.

Mortgage Securities Fund 7

the trend toward higher rates will be gradual as bond investors adjust their growth and inflation outlooks, leading to periods of market volatility.

What are your current views on the various sectors in which the fund invests?

The fundamental outlook for commercial real estate continues to improve as the ongoing distribution of vaccines significantly reduces the downside risks of prolonged economic lockdowns. By virtue of having real assets serving as collateral, inflation pressures are better absorbed by CMBS, creating attractive relative value opportunities versus corporate debt, in our view. We find value in seasoned collateral, but the longer leases and strong underwriting of newer vintages also provide attractive relative value.

Residential mortgage credit continues to be supported by low mortgage rates, high demand, and a depleted inventory of available homes. We expect home price appreciation to continue, albeit at a more moderate level. Many borrowers continue to exit their post-Covid forbearance plans with favorable outcomes, and we expect a large percentage of the remaining delinquent borrowers will either become current on their mortgage given the home equity buildup or will work out a loan modification, thus keeping end losses low.

We believe prepayment-sensitive areas of the market serve as important sources of diversification for the fund. In our view, many prepayment-sensitive assets now offer an attractive risk-adjusted return at current price levels and have the potential for significant upside if elevated prepayment speeds subside, which we believe is likely.

Thank you, Mike, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Mortgage Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/8/84)
Before sales charge	5.80%	19.36%	1.79%	9.43%	1.82%	9.43%	3.05%	2.80%
After sales charge	5.69	14.59	1.37	5.05	0.99	5.05	1.66	–1.31
Class B (4/27/92)
Before CDSC	5.59	12.55	1.19	5.32	1.04	6.91	2.25	1.92
After CDSC	5.59	12.55	1.19	3.53	0.70	4.04	1.33	–3.01
Class C (7/26/99)
Before CDSC	5.63	12.49	1.18	5.27	1.03	6.91	2.25	1.94
After CDSC	5.63	12.49	1.18	5.27	1.03	6.91	2.25	0.95
Class R (1/21/03)
Net asset value	5.51	16.27	1.52	7.85	1.52	8.53	2.77	2.41
Class R6 (4/20/18)
Net asset value	6.00	22.86	2.08	11.13	2.13	10.56	3.40	3.07
Class Y (4/11/94)
Net asset value	5.98	22.33	2.04	10.65	2.04	10.22	3.30	2.93

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Before April 19, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Mortgage Securities Fund 9

Comparative index returns For periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg U.S. MBS Index	6.76%	26.85%	2.41%	11.31%	2.17%	12.01%	3.85%	–0.43%
Bloomberg GNMA-
Bloomberg U.S. MBS	6.75	25.09	2.26	11.01	2.11	12.01	3.85	–0.43
Linked Benchmark*
Lipper U.S. Mortgage
Funds category average†	5.70	28.92	2.54	11.98	2.27	12.57	4.01	0.95

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The Bloomberg GNMA-Bloomberg U.S. MBS Linked Benchmark represents performance of the Bloomberg GNMA Index from inception date of the fund, February 8, 1984, through April 18, 2018, and performance of the Bloomberg U.S. MBS Index from April 19, 2018 and thereafter.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/21, there were 132, 119, 106, 77, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,255 and $11,249, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $11,627, $12,286, and $12,233, respectively.

All Bloomberg indices provided by Bloomberg Index Services Limited.

10 Mortgage Securities Fund

Fund price and distribution information For the 12-month period ended 9/30/21

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	12		12	12	12	12	12
Income	$0.137411		$0.110599	$0.110879	$0.129033	$0.150817	$0.146070
Capital gains	—		—	—	—	—	—
Return of capital*	0.354589		0.285401	0.286121	0.332967	0.389183	0.376930
Total	$0.492000		$0.396000	$0.397000	$0.462000	$0.540000	$0.523000
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
9/30/20	$12.02	$12.52	$11.97	$11.90	$11.88	$11.88	$11.88
9/30/21	11.87	12.36	11.81	11.74	11.71	11.71	11.71
	Before	After	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value
Current dividend rate[1]	4.14%	3.98%	3.45%	3.48%	4.00%	4.61%	4.41%
Current 30-day
SEC yield[2]	N/A	4.31	3.74	3.74	4.24	4.87	4.75

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 92.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Mortgage Securities Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/20	0.89%	1.64%	1.64%	1.14%	0.51%	0.64%
Annualized expense ratio for the
six-month period ended 9/30/21*	0.81%	1.56%	1.56%	1.06%	0.44%	0.56%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/21 to 9/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†#	$3.99	$7.68	$7.67	$5.22	$2.17	$2.76
Ending value (after expenses)	$966.80	$962.90	$962.00	$964.40	$967.50	$967.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

# Effective 7/1/21 the fund’s contractual expense limit expired. If the contractual expense limit had not been in effect during the most recent fiscal half year, the Expenses paid per $1,000 would have been as follows:

Class A	Class B	Class C	Class R	Class R6	Class Y
$4.34	$8.02	$8.02	$5.56	$2.52	$3.11

12 Mortgage Securities Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/21, use the following calculation method. To find the value of your investment on 4/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†#	$4.10	$7.89	$7.89	$5.37	$2.23	$2.84
Ending value (after expenses)	$1,021.01	$1,017.25	$1,017.25	$1,019.75	$1,022.86	$1,022.26

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

# Effective 7/1/21 the fund’s contractual expense limit expired. If the contractual expense limit had not been in effect during the most recent fiscal half year, the Expenses paid per $1,000 would have been as follows:

Class A	Class B	Class C	Class R	Class R6	Class Y
$4.46	$8.24	$8.24	$5.72	$2.59	$3.19

Mortgage Securities Fund 13

Consider these risks before investing

Funds that invest in government securities are not guaranteed. Mortgage- and asset-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s exposure to privately issued commercial and residential mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. The fund currently has significant investment exposure to commercial mortgage-backed securities, which, during periods of difficult economic conditions, may experience an increase in delinquencies and losses as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Default risk is generally higher for non-qualified mortgages. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography (such as a region of the United States), industry, or sector, such as the housing or real estate markets. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings or in relevant markets.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

14 Mortgage Securities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and

Mortgage Securities Fund 15

Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

• CMBS mezzanine tranches are securities positioned between a senior tranche (mostly rated AAA) and a subordinated tranche (unrated, typically called an equity tranche). The mezzanine tranches are typically rated between AA and B because they are more exposed to credit risk than the senior tranches, and thus generally carry a higher yield.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Bloomberg GNMA – Bloomberg U.S. MBS Linked Benchmark represents performance of the Bloomberg GNMA Index from the inception date of the fund, February 8, 1984, through April 18, 2018, and performance of the Bloomberg U.S. MBS Index from April 19, 2018, and thereafter.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Bloomberg U.S. MBS Index is an unmanaged index of agency mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

CMBX Index tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the

16 Mortgage Securities Fund

use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2021, Putnam employees had approximately $562,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Mortgage Securities Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Mortgage Securities Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

Mortgage Securities Fund 19

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts. In addition, during its fiscal year ending in 2020, your fund’s expenses were reduced as a result of Putnam Management’s contractual agreement to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) exceeded an annual rate of 0.32% of its average net assets. Effective July 1, 2021, this expense limitation is no longer operative.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and

20 Mortgage Securities Fund

its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was

Mortgage Securities Fund 21

solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper U.S. Mortgage Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	3rd
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 128, 110 and 104 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees expressed concern about your fund’s fourth quartile performance over the one-year and five-year periods ended December 31, 2020 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was driven by significant underperformance in the securitized sector in 2020, which resulted from the outsized impact of the COVID-19 pandemic on the commercial mortgage space. The Trustees also noted Putnam Management’s view that the commercial real estate sector was not supported by monetary and fiscal policies to the same extent as other sectors and did not recover as strongly from the downturn in March 2020. The Trustees considered Putnam Management’s observation that the fund’s prepayment and term structure strategies had performed well in 2020.

In addition, the Trustees noted that the fund had performed in the top decile of its Lipper peer group since its repositioning from Putnam U.S. Government Income Trust to Putnam Mortgage Securities Fund in April 2018 until the onset of the COVID-19 pandemic, and had performed in the top third of its Lipper peer group since the fund was repositioned through March 31, 2021. The Trustees considered Putnam Management’s observation that the fund’s term structure and prepayment positioning and the rebound in commercial mortgage-backed investments contributed to the fund’s top quintile performance year to date, as of March 31, 2021. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam

22 Mortgage Securities Fund

organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Mortgage Securities Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Mortgage Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Mortgage Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Mortgage Securities Fund (the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the two years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021, and the financial highlights for each of the two years in the period ended September 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019, and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 13, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 8, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Mortgage Securities Fund 25

The fund’s portfolio 9/30/21

MORTGAGE-BACKED SECURITIES (77.8%)*	Principal amount	Value
Agency collateralized mortgage obligations (37.9%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%), 25.456%, 4/15/37	$198,025	$352,856
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR) + 24.42%), 24.113%, 5/15/35	791,311	1,251,220
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%), 23.49%, 11/15/35	414,130	712,990
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%), 19.609%, 3/15/35	1,771,983	2,364,711
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 16.732%, 6/15/34	409,218	478,800
REMICs IFB Ser. 4136, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.166%, 11/15/42	2,156,229	244,619
REMICs IFB Ser. 4436, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.066%, 2/15/45	4,642,969	875,260
REMICs IFB Ser. 5003, Class DS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 8/25/50	10,834,042	2,155,500
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.966%, 4/15/44	13,233,512	2,300,457
REMICs IFB Ser. 4949, Class WS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.914%, 2/25/50	6,749,329	1,299,683
REMICs IFB Ser. 4933, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.914%, 12/25/49	8,430,482	1,769,495
REMICs Ser. 5018, Class QI, IO, 5.00%, 10/25/50	9,855,771	1,500,977
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	2,285,802	316,545
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	1,099,444	111,008
REMICs Ser. 4018, Class DI, IO, 4.50%, 7/15/41	1,178,779	88,162
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	11,225,726	1,960,772
REMICs Ser. 4953, Class AI, IO, 4.00%, 2/25/50	7,338,739	1,123,414
REMICs Ser. 4425, IO, 4.00%, 1/15/45	2,981,881	362,716
REMICs Ser. 4425, Class EI, IO, 4.00%, 1/15/45	4,033,265	465,237
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	3,645,273	602,863
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	3,376,112	171,248
REMICs Ser. 4019, Class JI, IO, 4.00%, 5/15/41	2,749,516	188,136
REMICs Ser. 4015, Class GI, IO, 4.00%, 3/15/27	1,424,539	96,297
Structured Pass-Through Certificates FRB Ser. 57, Class 2A1, 3.568%, 7/25/43 W	12,626	13,558
REMICs Ser. 5065, Class DI, IO, 3.50%, 1/25/51	16,335,674	2,542,404
REMICs Ser. 5050, Class IM, IO, 3.50%, 10/25/50	14,317,024	2,604,205
REMICs Ser. 5080, Class IQ, IO, 3.50%, 4/25/50	22,461,522	3,681,700
REMICs Ser. 4165, Class AI, IO, 3.50%, 2/15/43	2,141,915	336,099
REMICs Ser. 4136, Class IQ, IO, 3.50%, 11/15/42	4,677,401	585,704
Strips Ser. 304, Class C37, IO, 3.50%, 12/15/27	738,368	42,083
Structured Pass-Through Certificates FRB Ser. 59, Class 2A1, 3.402%, 10/25/43 W	7,321	9,165
REMICs Ser. 5071, Class IV, IO, 3.00%, 12/25/50	22,848,985	3,563,800
REMICs Ser. 4150, Class DI, IO, 3.00%, 1/15/43	4,573,162	411,585
REMICs Ser. 4141, Class PI, IO, 3.00%, 12/15/42	4,096,239	449,597
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	6,407,315	504,576

26 Mortgage Securities Fund

MORTGAGE-BACKED SECURITIES (77.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	$7,495,544	$587,778
REMICs Ser. 4171, Class NI, IO, 3.00%, 6/15/42	5,065,166	296,815
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	2,856,752	171,976
REMICs Ser. 4201, Class JI, IO, 3.00%, 12/15/41	3,103,462	108,584
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO, 0.436%, 11/15/28 W	518,053	3,885
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO, 0.281%, 10/25/43 W	2,454,485	26,018
Structured Pass-Through Certificates Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	3,797,768	28,483
REMICs Ser. 3835, Class FO, PO, zero %, 4/15/41	1,332,558	1,225,678
REMICs Ser. 3369, Class BO, PO, zero %, 9/15/37	2,851	2,609
REMICs Ser. 3391, PO, zero %, 4/15/37	36,500	33,671
REMICs Ser. 3175, Class MO, PO, zero %, 6/15/36	18,040	16,236
REMICs Ser. 3210, PO, zero %, 5/15/36	2,815	2,759
REMICs FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%), zero %, 2/15/36	16,332	14,372
Strips Ser. 315, PO, zero %, 9/15/43	9,608,354	8,686,046
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%), 39.384%, 7/25/36	219,490	428,092
REMICs IFB Ser. 05-74, Class NK, ((-5 x 1 Month US LIBOR) + 27.50%), 27.07%, 5/25/35	551,443	764,172
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%), 24.251%, 3/25/36	285,926	468,380
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%), 23.885%, 6/25/37	320,311	564,315
REMICs IFB Ser. 08-24, Class SP, ((-3.667 x 1 Month US LIBOR) + 23.28%), 22.968%, 2/25/38	1,132,894	1,466,194
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%), 19.857%, 12/25/35	522,594	783,891
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%), 12.728%, 5/25/40	628,515	792,569
REMICs IFB Ser. 11-123, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 6.514%, 10/25/41	470,284	55,577
REMICs IFB Ser. 18-47, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.164%, 7/25/48	6,169,535	1,293,381
REMICs IFB Ser. 18-36, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.164%, 6/25/48	17,130,577	3,415,606
REMICs IFB Ser. 18-20, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.164%, 3/25/48	6,958,993	1,255,402
REMICs IFB Ser. 17-104, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 1/25/48	9,467,287	1,610,154
REMICs IFB Ser. 16-81, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 11/25/46	17,323,594	3,366,110
REMICs IFB Ser. 20-41, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 6/25/50	7,755,563	1,671,927
REMICs IFB Ser. 16-83, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 11/25/46	19,667,906	3,902,809

Mortgage Securities Fund 27

MORTGAGE-BACKED SECURITIES (77.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 16-85, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 11/25/46	$26,561,683	$4,557,985
REMICs IFB Ser. 16-50, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 8/25/46	12,579,990	2,301,834
REMICs Ser. 15-58, Class KI, IO, 6.00%, 3/25/37	6,833,949	1,562,897
REMICs IFB Ser. 19-51, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 9/25/49	12,517,267	2,101,185
REMICs IFB Ser. 19-45, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 8/25/49	8,570,546	1,498,519
REMICs IFB Ser. 16-8, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 3/25/46	12,592,823	2,493,482
REMICs IFB Ser. 19-71, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.914%, 11/25/49	3,154,983	769,279
REMICs IFB Ser. 19-83, Class QS, IO, ((-1 x 1 Month US LIBOR) + 5.95%), 5.864%, 1/25/50	20,614,483	4,228,995
REMICs Ser. 16-3, Class MI, IO, 5.50%, 2/25/46	4,839,289	868,410
REMICs Ser. 15-86, Class MI, IO, 5.50%, 11/25/45	5,779,563	1,062,457
REMICs Ser. 10-109, Class IM, IO, 5.50%, 9/25/40	11,603,681	2,099,618
REMICs Ser. 18-51, Class BI, IO, 5.50%, 7/25/38	7,715,378	1,043,123
REMICs Ser. 17-19, Class IH, IO, 5.00%, 3/25/47	6,734,531	1,132,748
REMICs Ser. 12-151, Class IM, IO, 5.00%, 4/25/42	4,553,631	694,550
REMICs Ser. 20-31, IO, 4.50%, 5/25/50	15,718,849	2,455,264
REMICs Ser. 17-66, IO, 4.50%, 9/25/47	5,555,068	821,222
REMICs Ser. 17-32, Class IP, IO, 4.50%, 5/25/47	7,100,096	1,394,240
REMICs Ser. 15-83, IO, 4.00%, 10/25/43	1,920,964	228,626
REMICs Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	1,662,876	78,488
REMICs Ser. 12-104, Class HI, IO, 4.00%, 9/25/27	3,272,293	227,215
REMICs FRB Ser. 03-W14, Class 2A, 3.853%, 1/25/43 W	9,610	10,045
Trust FRB Ser. 03-W3, Class 1A4, 3.559%, 8/25/42 W	20,228	21,502
REMICs Ser. 21-25, Class IJ, IO, 3.50%, 5/25/51	38,523,307	3,641,608
REMICs Ser. 20-20, Class IK, IO, 3.50%, 3/25/50	19,313,872	1,426,439
REMICs Ser. 20-62, Class MI, IO, 3.50%, 5/25/49	40,506,787	6,991,115
REMICs Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	6,893,918	768,810
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	2,191,525	45,571
REMICs Ser. 13-22, Class PI, IO, 3.50%, 10/25/42	3,182,012	379,080
REMICs Ser. 12-114, Class NI, IO, 3.50%, 10/25/41	3,418,027	162,481
REMICs Trust FRB Ser. 04-W7, Class A2, 3.361%, 3/25/34 W	2,746	3,011
Trust FRB Ser. 04-W2, Class 4A, 3.145%, 2/25/44 W	6,369	6,681
REMICs FRB Ser. 03-W11, Class A1, 3.083%, 6/25/33 W	269	274
REMICs Ser. 20-96, IO, 3.00%, 1/25/51	13,100,685	1,286,487
REMICs Ser. 20-68, Class LI, IO, 3.00%, 10/25/50	11,594,747	1,804,954
REMICs Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	3,179,752	353,547
REMICs Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	5,992,805	524,370
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	3,243,374	376,611
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	1,475,477	83,608
REMICs Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	2,817,905	106,175
REMICs Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	3,431,050	213,192
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	1,213,622	19,152

28 Mortgage Securities Fund

MORTGAGE-BACKED SECURITIES (77.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	$1,652,578	$28,987
REMICs Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	1,270,328	32,094
REMICs Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	2,284,890	69,184
REMICs Trust Ser. 98-W5, Class X, IO, 0.421%, 7/25/28 W	1,043,368	22,119
REMICs FRB Ser. 01-50, Class B1, IO, 0.38%, 10/25/41 W	2,269,320	11,347
REMICs FRB Ser. 07-95, Class A3, (1 Month US LIBOR + 0.25%), 0.334%, 8/27/36	25,120,382	23,442,047
REMICs Ser. 01-79, Class BI, IO, 0.264%, 3/25/45 W	1,159,997	7,192
REMICs Ser. 03-34, Class P1, PO, zero %, 4/25/43	48,673	42,832
REMICs Ser. 08-53, Class DO, PO, zero %, 7/25/38	129,903	121,834
REMICs Ser. 07-44, Class CO, PO, zero %, 5/25/37	91,344	82,210
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	4,534	4,172
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	947	861
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	1,414	1,329
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	2,382	2,216
REMICs Ser. 08-36, Class OV, PO, zero %, 1/25/36	16,239	15,052
REMICs Trust Ser. 98-W2, Class X, IO, zero %, 6/25/28 W	3,313,914	74,563
Government National Mortgage Association
IFB Ser. 13-182, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 6.613%, 12/20/43	3,978,286	780,739
IFB Ser. 11-156, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 6.513%, 4/20/38	5,588,698	1,313,455
FRB Ser. 20-112, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.213%, 8/20/50	7,246,653	1,505,927
IFB Ser. 21-77, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.213%, 5/20/51	17,154,507	2,337,583
IFB Ser. 20-133, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.213%, 9/20/50	11,929,063	2,372,559
IFB Ser. 18-89, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.113%, 6/20/48	5,931,670	900,997
IFB Ser. 17-156, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.113%, 10/20/47	6,653,005	1,180,908
IFB Ser. 13-87, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.113%, 6/20/43	10,047,680	1,890,796
IFB Ser. 19-35, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.065%, 1/16/44	7,471,070	1,299,310
IFB Ser. 19-158, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.065%, 9/16/43	8,041,049	1,480,946
IFB Ser. 19-56, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.063%, 5/20/49	8,319,837	1,200,792
IFB Ser. 10-20, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.063%, 2/20/40	640,876	112,679
IFB Ser. 19-100, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.013%, 8/20/49	6,624,311	881,974
IFB Ser. 16-80, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.013%, 6/20/46	5,187,503	980,597
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	4,559,328	931,549
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 2/20/50	1,627,388	198,631

Mortgage Securities Fund 29

MORTGAGE-BACKED SECURITIES (77.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 19-125, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 10/20/49	$9,731,951	$2,572,361
IFB Ser. 19-110, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 9/20/49	10,138,354	1,656,537
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 8/20/49	631,653	91,916
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.963%, 6/20/49	435,366	55,405
IFB Ser. 19-121, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.913%, 10/20/49	9,498,612	2,678,457
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%), 5.513%, 8/20/44	4,729,357	845,292
Ser. 14-137, Class ID, IO, 5.50%, 9/16/44	4,243,945	821,472
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	89,292	13,080
Ser. 15-89, Class LI, IO, 5.00%, 12/20/44	5,284,629	994,144
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	3,547,375	617,456
Ser. 14-76, IO, 5.00%, 5/20/44	3,023,690	532,167
Ser. 13-51, Class QI, IO, 5.00%, 2/20/43	4,011,168	604,167
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,701,832	321,816
Ser. 13-6, Class OI, IO, 5.00%, 1/20/43	8,654,973	1,633,972
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	1,447,890	265,125
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	7,103,162	1,349,601
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	4,255,490	794,074
Ser. 18-1, IO, 4.50%, 1/20/48	6,497,415	995,798
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	746,536	76,072
Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	5,106,395	823,507
Ser. 13-39, Class IJ, IO, 4.50%, 3/20/43	6,616,630	1,117,957
Ser. 12-129, IO, 4.50%, 11/16/42	3,526,958	648,643
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	4,552,206	402,420
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	7,255,511	1,194,330
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,838,572	304,923
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,060,582	175,951
Ser. 09-121, Class CI, IO, 4.50%, 12/16/39	4,862,392	837,954
Ser. 18-72, Class IB, IO, 4.00%, 4/20/46	9,804,952	1,405,611
Ser. 15-94, IO, 4.00%, 7/20/45	11,932,460	2,224,211
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	4,449,580	845,420
Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	904,838	136,062
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	4,687,949	298,182
Ser. 13-67, Class IP, IO, 4.00%, 4/16/43	5,667,496	910,143
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	1,576,163	219,513
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	4,216,283	669,486
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	7,875,530	1,366,562
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,952,661	298,527
Ser. 14-104, IO, 4.00%, 3/20/42	5,820,705	730,300
Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	246,729	754
Ser. 11-71, Class IK, IO, 4.00%, 4/16/39	217,804	2,225
Ser. 14-182, Class BI, IO, 4.00%, 1/20/39	7,120,566	798,923
Ser. 20-175, Class JI, IO, 3.50%, 11/20/50	15,012,387	2,166,044

30 Mortgage Securities Fund

MORTGAGE-BACKED SECURITIES (77.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	$3,311,086	$293,859
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	3,100,887	296,707
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,616,582	169,305
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	851,293	85,657
Ser. 12-136, IO, 3.50%, 11/20/42	7,178,965	1,070,669
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	7,250,696	527,996
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	1,499,913	79,791
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	2,945,691	193,532
Ser. 15-24, Class AI, IO, 3.50%, 12/20/37	3,601,358	86,721
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	1,171,423	30,574
Ser. 12-48, Class AI, IO, 3.50%, 2/20/36	1,206,176	21,105
Ser. 14-160, Class IB, IO, 3.00%, 11/20/40	1,135,689	10,996
Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	587,824	4,879
Ser. 14-174, Class AI, IO, 3.00%, 11/16/29	2,742,156	190,854
Ser. 16-H13, Class IK, IO, 2.636%, 6/20/66 W	17,913,453	1,799,742
Ser. 21-8, Class IP, IO, 2.50%, 1/20/51	40,509,493	4,203,719
Ser. 20-138, Class IB, IO, 2.50%, 9/20/50	23,584,153	2,875,382
Ser. 17-H25, Class AI, IO, 2.491%, 12/20/67 W	6,762,861	517,782
Ser. 16-H24, Class KI, IO, 2.462%, 11/20/66 W	9,361,253	773,766
Ser. 17-H04, Class BI, IO, 2.459%, 2/20/67 W	14,187,226	1,166,013
Ser. 17-H08, Class EI, IO, 2.387%, 2/20/67 W	16,185,488	1,289,781
Ser. 16-H04, Class HI, IO, 2.387%, 7/20/65 W	14,716,186	662,228
Ser. 16-H18, Class QI, IO, 2.371%, 6/20/66 W	17,717,973	1,359,376
Ser. 18-H05, Class ID, IO, 2.353%, 3/20/68 W	7,679,215	633,535
Ser. 16-H27, Class GI, IO, 2.35%, 12/20/66 W	22,526,163	2,186,142
Ser. 18-H04, Class JI, IO, 2.33%, 3/20/68 W	16,513,363	1,215,384
Ser. 18-H02, Class IM, IO, 2.33%, 2/20/68 W	11,603,209	1,089,614
Ser. 17-H08, Class GI, IO, 2.329%, 2/20/67 W	12,356,954	1,301,342
Ser. 17-H25, Class CI, IO, 2.311%, 12/20/67 W	19,781,328	1,866,863
Ser. 18-H01, Class XI, IO, 2.307%, 1/20/68 W	15,688,698	1,561,516
Ser. 16-H07, Class PI, IO, 2.287%, 3/20/66 W	26,750,673	2,349,044
Ser. 17-H14, Class LI, IO, 2.275%, 6/20/67 W	8,730,306	710,701
Ser. 17-H08, Class NI, IO, 2.245%, 3/20/67 W	13,188,257	896,802
Ser. 17-H03, Class KI, IO, 2.231%, 1/20/67 W	21,289,920	2,103,444
Ser. 16-H23, Class NI, IO, 2.225%, 10/20/66 W	30,328,653	2,141,203
Ser. 17-H06, Class MI, IO, 2.218%, 2/20/67 W	22,416,257	1,574,652
FRB Ser. 16-H19, Class AI, IO, 2.20%, 9/20/66 W	31,692,931	2,376,780
Ser. 16-H24, IO, 2.14%, 9/20/66 W	15,071,722	1,330,550
Ser. 17-H20, Class AI, IO, 2.137%, 10/20/67 W	27,235,260	2,297,975
Ser. 17-H14, Class JI, IO, 2.134%, 6/20/67 W	7,152,828	713,048
Ser. 16-H17, Class DI, IO, 2.133%, 7/20/66 W	19,205,417	1,320,795
Ser. 17-H25, IO, 2.118%, 11/20/67 W	12,093,989	891,932
Ser. 16-H24, Class JI, IO, 2.103%, 11/20/66 W	4,998,275	406,891
Ser. 16-H06, Class HI, IO, 2.076%, 2/20/66 W	15,353,248	910,801
Ser. 15-H24, Class HI, IO, 2.059%, 9/20/65 W	15,075,530	531,111
Ser. 15-H23, Class TI, IO, 1.90%, 9/20/65 W	17,433,139	1,227,293
Ser. 15-H25, Class BI, IO, 1.875%, 10/20/65 W	13,343,032	918,001
FRB Ser. 15-H16, Class XI, IO, 1.871%, 7/20/65 W	10,351,383	792,916

Mortgage Securities Fund 31

MORTGAGE-BACKED SECURITIES (77.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H23, Class BI, IO, 1.867%, 11/20/67 W	$10,930,450	$749,829
Ser. 15-H23, Class DI, IO, 1.842%, 9/20/65 W	5,169,687	345,852
Ser. 17-H10, Class MI, IO, 1.83%, 4/20/67 W	15,107,020	867,143
Ser. 17-H09, IO, 1.821%, 4/20/67 W	12,946,233	759,245
Ser. 15-H20, Class CI, IO, 1.817%, 8/20/65 W	24,647,885	1,833,803
Ser. 15-H22, Class AI, IO, 1.785%, 9/20/65 W	27,303,211	1,883,922
Ser. 15-H13, Class AI, IO, 1.781%, 6/20/65 W	18,461,919	1,197,140
Ser. 16-H03, Class AI, IO, 1.761%, 1/20/66 W	15,380,734	942,070
Ser. 15-H10, Class HI, IO, 1.741%, 4/20/65 W	21,559,377	1,399,204
Ser. 14-H25, Class BI, IO, 1.677%, 12/20/64 W	15,883,120	885,897
Ser. 17-H16, Class HI, IO, 1.654%, 8/20/67 W	10,471,363	638,099
Ser. 16-H06, Class AI, IO, 1.634%, 2/20/66 W	10,638,428	687,764
Ser. 14-H21, Class AI, IO, 1.619%, 10/20/64 W	18,919,521	1,199,895
Ser. 15-H04, Class AI, IO, 1.613%, 12/20/64 W	17,672,925	980,295
Ser. 16-H06, Class DI, IO, 1.603%, 7/20/65 W	18,876,318	928,375
Ser. 14-H18, Class CI, IO, 1.573%, 9/20/64 W	12,721,890	851,120
Ser. 16-H04, Class KI, IO, 1.517%, 2/20/66 W	15,929,604	789,013
Ser. 16-H10, Class AI, IO, 1.496%, 4/20/66 W	24,968,060	1,246,256
Ser. 16-H08, Class GI, IO, 1.423%, 4/20/66 W	12,172,635	536,399
FRB Ser. 11-H07, Class FI, IO, 1.226%, 2/20/61 W	23,942,793	641,667
Ser. 10-151, Class KO, PO, zero %, 6/16/37	430,887	388,424
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO, 0.431%, 9/19/27 W	357,498	1,358
		267,061,361
Commercial mortgage-backed securities (19.1%)
BANK 144A Ser. 17-BNK9, Class D, 2.80%, 11/15/54	890,000	810,530
Barclays Commercial Mortgage Trust 144A Ser. 19-C4, Class E, 3.25%, 8/15/52	1,810,000	1,556,189
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.54%, 1/12/45 W	1,472,000	1,177,600
Benchmark Mortgage Trust 144A Ser. 19-B11, Class D, 3.00%, 5/15/52	1,058,000	969,841
CD Commercial Mortgage Trust FRB Ser. 17-CD4, Class C, 4.35%, 5/10/50 W	1,239,000	1,331,341
CD Commercial Mortgage Trust 144A
Ser. 17-CD4, Class D, 3.30%, 5/10/50	1,099,000	1,016,339
Ser. 17-CD3, Class D, 3.25%, 2/10/50	1,686,000	1,401,064
Citigroup Commercial Mortgage Trust FRB Ser. 15-P1, Class C, 4.514%, 9/15/48 W	888,000	934,185
Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8, Class C, 5.038%, 9/10/45 W	1,273,000	1,269,116
COMM Mortgage Trust
FRB Ser. 14-UBS2, Class C, 5.138%, 3/10/47 W	951,000	988,149
FRB Ser. 14-CR16, Class C, 5.083%, 4/10/47 W	491,000	517,811
FRB Ser. 14-UBS3, Class C, 4.897%, 6/10/47 W	956,000	1,017,545
FRB Ser. 14-UBS4, Class C, 4.806%, 8/10/47 W	1,158,060	1,194,671
FRB Ser. 18-COR3, Class C, 4.712%, 5/10/51 W	1,041,000	1,136,726
Ser. 13-LC6, Class C, 4.242%, 1/10/46 W	1,677,000	1,714,636
FRB Ser. 15-CR26, Class D, 3.63%, 10/10/48 W	1,467,375	1,452,977

32 Mortgage Securities Fund

MORTGAGE-BACKED SECURITIES (77.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust 144A
FRB Ser. 13-LC13, Class D, 5.437%, 8/10/46 W	$2,373,000	$2,267,027
FRB Ser. 13-CR13, Class D, 5.045%, 11/10/46 W	1,906,000	1,977,404
FRB Ser. 14-CR17, Class D, 5.009%, 5/10/47 W	3,623,000	3,419,087
FRB Ser. 14-UBS3, Class D, 4.927%, 6/10/47 W	1,060,000	1,068,174
FRB Ser. 14-CR19, Class D, 4.86%, 8/10/47 W	2,082,000	2,062,712
Ser. 12-CR4, Class B, 3.703%, 10/15/45	2,419,000	2,064,766
Ser. 13-LC6, Class E, 3.50%, 1/10/46	1,077,000	830,114
CSAIL Commercial Mortgage Trust Ser. 19-C15, Class B, 4.476%, 3/15/52	1,540,000	1,728,855
CSAIL Commercial Mortgage Trust 144A
FRB Ser. 18-C14, Class D, 5.052%, 11/15/51 W	1,300,000	1,357,134
Ser. 20-C19, Class D, 2.50%, 3/15/53	477,000	439,923
Ser. 19-C17, Class D, 2.50%, 9/15/52	1,626,000	1,458,396
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.545%, 8/10/44 W	4,854,000	4,839,438
FREMF Mortgage Trust 144A
FRB Ser. 19-KF65, Class B, (1 Month US LIBOR + 2.40%), 2.483%, 7/25/29	1,833,847	1,851,017
FRB Ser. 19-KF66, Class B, (1 Month US LIBOR + 2.40%), 2.483%, 7/25/29	1,571,470	1,582,481
GS Mortgage Securities Corp., II 144A
FRB Ser. 13-GC10, Class D, 4.548%, 2/10/46 W	2,209,000	2,043,473
Ser. 13-GC10, Class C, 4.285%, 2/10/46 W	1,184,000	1,214,939
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.141%, 1/10/47 W	4,153,000	2,159,560
FRB Ser. 14-GC22, Class C, 4.845%, 6/10/47 W	1,596,000	1,660,205
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.187%, 8/10/43 W	1,263,000	932,671
FRB Ser. 14-GC24, Class D, 4.669%, 9/10/47 W	4,747,000	3,236,412
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.705%, 9/15/47 W	2,294,000	2,260,143
FRB Ser. 13-C12, Class C, 4.235%, 7/15/45 W	1,307,000	1,337,568
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. C14, Class D, 4.699%, 8/15/46 W	4,088,000	2,693,536
FRB Ser. 13-C12, Class E, 4.235%, 7/15/45 W	1,235,000	988,095
FRB Ser. 14-C23, Class D, 4.133%, 9/15/47 W	2,078,000	2,090,704
JPMDB Commercial Mortgage Securities Trust Ser. 17-C5, Class C, 4.512%, 3/15/50 W	1,858,000	1,824,785
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB19, Class AJ, 6.261%, 2/12/49 W	1,114,348	1,260,406
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	2,284,463	2,021,749
FRB Ser. 13-LC11, Class D, 4.305%, 4/15/46 W	2,891,000	2,396,417
Ser. 13-LC11, Class B, 3.499%, 4/15/46	725,000	737,246
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class D, 5.872%, 11/15/43 W	1,295,000	1,267,933
FRB Ser. 11-C3, Class D, 5.707%, 2/15/46 W	3,045,000	1,875,459
FRB Ser. 11-C3, Class E, 5.707%, 2/15/46 W	1,629,000	594,054
FRB Ser. 11-C4, Class C, 5.575%, 7/15/46 W	657,543	684,000
FRB Ser. 13-C16, Class D, 5.189%, 12/15/46 W	2,285,000	2,329,494

Mortgage Securities Fund 33

MORTGAGE-BACKED SECURITIES (77.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C, 5.324%, 12/12/49 W	$155,108	$154,748
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C12, Class D, 4.922%, 10/15/46 W	479,000	442,244
FRB Ser. 13-C12, Class E, 4.922%, 10/15/46 W	2,040,618	1,408,755
FRB Ser. 12-C6, Class G, 4.50%, 11/15/45 W	1,288,000	864,248
FRB Ser. 15-C23, Class D, 4.282%, 7/15/50 W	458,000	461,861
FRB Ser. 13-C9, Class D, 4.247%, 5/15/46 W	1,234,000	1,136,514
FRB Ser. 13-C10, Class F, 4.216%, 7/15/46 W	2,316,000	509,520
Ser. 14-C19, Class D, 3.25%, 12/15/47	2,098,000	2,076,605
Morgan Stanley Capital I Trust 144A
FRB Ser. 12-C4, Class E, 5.539%, 3/15/45 W	2,436,000	1,707,636
FRB Ser. 11-C3, Class E, 5.467%, 7/15/49 W	8,047,130	6,586,408
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 3.836%, 3/25/50	2,630,000	2,728,240
FRB Ser. 19-01, Class M10, 3.336%, 10/15/49	6,245,000	6,302,661
FRB Ser. 19-01, Class M7, 1.786%, 10/15/49	1,003,040	998,592
UBS Commercial Mortgage Trust 144A
FRB Ser. 12-C1, Class D, 5.734%, 5/10/45 W	4,617,000	4,347,916
FRB Ser. 12-C1, Class E, 5.00%, 5/10/45 W	2,266,000	902,125
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4, Class D, 4.611%, 12/10/45 W	1,801,000	1,580,846
UBS-Citigroup Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class B, 6.452%, 1/10/45 W	1,745,000	1,747,914
FRB Ser. 11-C1, Class D, 6.452%, 1/10/45 W	3,176,000	3,107,378
Wells Fargo Commercial Mortgage Trust
FRB Ser. 16-NXS5, Class D, 5.151%, 1/15/59 W	1,190,000	1,279,381
FRB Ser. 18-C46, Class C, 5.144%, 8/15/51 W	823,000	913,617
FRB Ser. 20-C57, Class C, 4.158%, 8/15/53 W	788,000	885,011
FRB Ser. 20-C56, Class C, 3.871%, 6/15/53 W	1,217,000	1,281,245
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 15-C30, Class D, 4.648%, 9/15/58 W	1,361,000	1,397,457
Ser. 16-C33, Class D, 3.123%, 3/15/59	2,280,000	2,158,257
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.023%, 6/15/44 W	1,659,568	1,209,817
FRB Ser. 12-C9, Class D, 4.969%, 11/15/45 W	5,183,466	5,101,445
FRB Ser. 12-C9, Class E, 4.969%, 11/15/45 W	2,012,000	1,795,521
		134,130,059
Residential mortgage-backed securities (non-agency) (20.8%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.276%, 5/25/47	6,143,495	3,593,185
Arroyo Mortgage Trust 144A Ser. 19-3, Class M1, 4.204%, 10/25/48 W	750,000	774,593
Bayview Financial Mortgage Pass-Through Trust Ser. 06-C, Class 1A3, 6.528%, 11/28/36	6,545,158	6,604,557
Bear Stearns Alt-A Trust
FRB Ser. 05-8, Class 21A1, 2.462%, 10/25/35 W	540,580	501,420
FRB Ser. 05-10, Class 11A1, (1 Month US LIBOR + 0.50%), 0.586%, 1/25/36	302,659	368,542

34 Mortgage Securities Fund

MORTGAGE-BACKED SECURITIES (77.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class B1, (1 Month US LIBOR + 4.75%), 4.836%, 10/25/27 (Bermuda)	$498,000	$512,166
FRB Ser. 17-1, Class M2, (1 Month US LIBOR + 3.35%), 3.436%, 10/25/27 (Bermuda)	3,092,648	3,134,201
Carrington Mortgage Loan Trust FRB Ser. 06-NC2, Class A4, (1 Month US LIBOR + 0.24%), 0.326%, 6/25/36	8,710,000	8,554,143
Countrywide Alternative Loan Trust FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%), 0.267%, 2/20/47	2,452,191	1,915,328
Countrywide Asset-Backed Certificates FRB Ser. 07-10, Class 1A1, (1 Month US LIBOR + 0.18%), 0.266%, 6/25/47	5,266,395	5,081,613
Eagle Re, Ltd. 144A FRB Ser. 20-1, Class B1, (1 Month US LIBOR + 2.85%), 2.936%, 1/25/30	765,000	727,484
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (1 Month US LIBOR + 9.35%), 9.436%, 4/25/28	330,129	372,605
Structured Agency Credit Risk Debt Notes FRB Ser. 15-HQA1, Class B, (1 Month US LIBOR + 8.80%), 8.886%, 3/25/28	2,718,096	2,915,563
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1, (1 Month US LIBOR + 5.15%), 5.236%, 10/25/29	1,235,000	1,349,655
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 5.086%, 12/25/28	4,797,832	5,032,481
Structured Agency Credit Risk Debt FRN Ser. 17-HQA2, Class B1, (1 Month US LIBOR + 4.75%), 4.836%, 12/25/29	250,000	266,883
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3, (1 Month US LIBOR + 4.75%), 4.836%, 10/25/24	76,016	76,580
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 3.536%, 10/25/29	1,703,000	1,764,301
Structured Agency Credit Risk Debt FRN Ser. 18-DNA1, Class B1, (1 Month US LIBOR + 3.15%), 3.236%, 7/25/30	2,084,000	2,119,900
Structured Agency Credit Risk Debt FRN Ser. 17-HQA2, Class M2, (1 Month US LIBOR + 2.65%), 2.736%, 12/25/29	2,687,148	2,745,513
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.386%, 9/25/30	2,765,082	2,800,953
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2, (1 Month US LIBOR + 11.25%), 11.336%, 4/25/49	637,000	712,601
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (1 Month US LIBOR + 11.00%), 11.086%, 10/25/48	2,108,000	2,488,366
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (1 Month US LIBOR + 10.75%), 10.836%, 1/25/49	4,520,000	5,225,770
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (1 Month US LIBOR + 10.50%), 10.586%, 3/25/49	282,000	317,524
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class B2, (1 Month US LIBOR + 10.00%), 10.086%, 8/25/50	2,647,000	3,312,059
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B2, (1 Month US LIBOR + 10.00%), 10.086%, 7/25/50	916,000	1,142,710
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2, (1 Month US LIBOR + 8.15%), 8.236%, 7/25/49	393,000	426,803
Structured Agency Credit Risk Trust FRB Ser. 19-DNA4, Class B2, (1 Month US LIBOR + 6.25%), 6.336%, 10/25/49	2,980,000	3,089,209

Mortgage Securities Fund 35

MORTGAGE-BACKED SECURITIES (77.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B1, (1 Month US LIBOR + 5.75%), 5.836%, 7/25/50	$1,351,000	$1,434,022
Structured Agency Credit Risk Trust FRB Ser. 19-FTR3, Class FTR3, (1 Month US LIBOR + 4.80%), 4.884%, 9/25/47	371,000	372,623
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	1,129,000	1,192,941
Seasoned Credit Risk Transfer Trust FRB Ser. 18-3, Class 3, 4.75%, 8/25/57 W	876,000	917,077
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	485,000	504,857
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1, (1 Month US LIBOR + 4.25%), 4.336%, 10/25/48	1,347,000	1,405,931
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (1 Month US LIBOR + 3.70%), 3.786%, 12/25/30	2,018,000	2,093,771
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.736%, 1/25/49	777,631	788,009
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.536%, 3/25/49	292,055	296,071
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.436%, 2/25/49	1,391,374	1,401,359
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (1 Month US LIBOR + 12.75%), 12.836%, 10/25/28	467,943	536,035
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (1 Month US LIBOR + 11.75%), 11.836%, 10/25/28	2,825,928	3,274,548
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B, (1 Month US LIBOR + 10.25%), 10.336%, 1/25/29	782,291	884,478
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (1 Month US LIBOR + 9.25%), 9.336%, 4/25/29	505,734	555,950
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.786%, 4/25/28	454,044	479,135
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (1 Month US LIBOR + 5.50%), 5.586%, 9/25/29	2,538,000	2,766,821
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (1 Month US LIBOR + 5.30%), 5.386%, 10/25/28	794,212	834,214
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (1 Month US LIBOR + 4.50%), 4.586%, 12/25/30	2,530,000	2,673,113
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (1 Month US LIBOR + 4.45%), 4.536%, 5/25/30	2,739,000	2,842,387
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (1 Month US LIBOR + 4.45%), 4.536%, 2/25/30	3,913,000	4,115,987
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.536%, 1/25/29	309,976	321,588
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1B1, (1 Month US LIBOR + 4.15%), 4.236%, 2/25/30	3,742,000	3,895,169
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2B1, (1 Month US LIBOR + 4.10%), 4.186%, 3/25/31	1,273,000	1,320,285
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1B1, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/30	3,800,000	3,965,873

36 Mortgage Securities Fund

MORTGAGE-BACKED SECURITIES (77.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1B1, (1 Month US LIBOR + 3.75%), 3.836%, 3/25/31	$1,687,000	$1,722,467
Connecticut Avenue Securities FRB Ser. 18-C03, Class 1B1, (1 Month US LIBOR + 3.75%), 3.836%, 10/25/30	1,154,000	1,203,766
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (1 Month US LIBOR + 3.60%), 3.686%, 1/25/30	7,485,000	7,801,100
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 3.636%, 7/25/29	2,475,817	2,548,242
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2, (1 Month US LIBOR + 3.00%), 3.086%, 10/25/29	4,154,693	4,267,042
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 2.336%, 7/25/30	313,865	317,716
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2, (1 Month US LIBOR + 2.20%), 2.286%, 8/25/30	2,275,451	2,303,245
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1B1, (1 Month US LIBOR + 6.75%), 6.836%, 2/25/40	2,355,000	2,454,429
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2B1, (1 Month US LIBOR + 4.35%), 4.436%, 7/25/31	653,000	674,223
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1M2, (1 Month US LIBOR + 3.65%), 3.736%, 2/25/40	1,887,000	1,966,225
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1, (1 Month US LIBOR + 3.25%), 3.336%, 1/25/40	347,000	348,692
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2B1, (1 Month US LIBOR + 3.00%), 3.086%, 1/25/40	311,000	310,109
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 2.536%, 7/25/31	46,590	46,852
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month US LIBOR + 0.52%), 0.607%, 5/19/35	1,079,206	493,097
Home Re, Ltd. 144A FRB Ser. 21-2, Class B1, (US 30 Day Average SOFR + 4.15%), 4.20%, 1/25/34 (Bermuda)	1,000,000	1,000,302
JPMorgan Alternative Loan Trust FRB Ser. 06-A6, Class 1A1, (1 Month US LIBOR + 0.32%), 0.406%, 11/25/36	1,669,331	1,603,979
Legacy Mortgage Asset Trust 144A FRB Ser. 19-GS2, Class A2, 4.25%, 1/25/59	1,220,000	1,219,998
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE9, Class M2, (1 Month US LIBOR + 0.93%), 1.016%, 11/25/34	579,254	571,971
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M2, (1 Month US LIBOR + 2.85%), 2.936%, 7/25/28 (Bermuda)	2,980,000	3,036,737
Oaktown Re III, Ltd. 144A
FRB Ser. 19-1A, Class B1B, (1 Month US LIBOR + 4.35%), 4.436%, 7/25/29 (Bermuda)	695,000	707,279
FRB Ser. 19-1A, Class B1A, (1 Month US LIBOR + 3.50%), 3.586%, 7/25/29 (Bermuda)	574,000	585,258
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR + 4.00%), 4.086%, 4/25/27 (Bermuda)	657,330	662,663
Radnor Re, Ltd. 144A Mortgage Insurance-Linked FRN Ser. 20-1, Class B1, (1 Month US LIBOR + 3.00%), 3.086%, 1/25/30	430,000	426,619
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7, Class A1BG, (1 Month US LIBOR + 0.12%), 0.206%, 8/25/36	391,541	374,608

Mortgage Securities Fund 37

MORTGAGE-BACKED SECURITIES (77.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Towd Point Mortgage Trust 144A Ser. 19-2, Class A2, 3.75%, 12/25/58 W	$862,000	$927,197
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR8, Class 2AC2, (1 Month US LIBOR + 0.92%), 1.006%, 7/25/45	704,889	680,900
Wells Fargo Home Equity Asset-Backed Securities Trust FRB Ser. 07-2, Class A3, (1 Month US LIBOR + 0.23%), 0.316%, 4/25/37	1,011,592	995,979
		146,049,647
Total mortgage-backed securities (cost $578,587,490)		$547,241,067

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (54.2%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (11.0%)
Government National Mortgage Association Adjustable Rate Mortgages (1 Yr Monthly Treasury Average CMT Index + 1.50%), 2.25%, 7/20/26	$4,525	$4,590
Government National Mortgage Association Pass-Through Certificates
7.50%, 10/20/30	27,227	31,460
6.00%, 1/15/29	1	1
5.50%, with due dates from 8/15/35 to 5/20/49	192,078	219,759
5.00%, with due dates from 5/20/49 to 3/20/50	516,918	572,774
4.70%, with due dates from 5/20/67 to 8/20/67	520,491	570,061
4.66%, 9/20/65	122,634	131,749
4.642%, 6/20/67	507,645	561,137
4.50%, TBA, 10/1/51	2,000,000	2,132,874
4.50%, with due dates from 2/20/34 to 1/20/50	8,555,217	9,430,442
4.48%, 3/20/67	518,906	574,659
4.328%, 5/20/67	227,735	254,725
4.00%, with due dates from 9/20/44 to 1/20/50	2,673,173	2,926,501
3.50%, with due dates from 8/20/49 to 3/20/50	1,513,375	1,630,454
3.00%, TBA, 10/1/51	44,000,000	45,975,354
3.00%, with due dates from 3/20/43 to 10/20/44	1,396,777	1,500,164
2.00%, TBA, 10/1/51	11,000,000	11,155,262
		77,671,966
U.S. Government Agency Mortgage Obligations (43.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
7.50%, 10/1/29	108,308	124,019
4.50%, with due dates from 1/1/37 to 6/1/37	85,583	94,265
Federal National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 4/1/22 to 8/1/22	675	682
5.00%, with due dates from 1/1/49 to 8/1/49	219,130	243,248
4.50%, with due dates from 3/1/39 to 5/1/49	554,384	610,244
4.00%, with due dates from 2/1/45 to 6/1/46	554,218	606,783
3.50%, with due dates from 5/1/56 to 6/1/56	6,122,605	6,702,410
3.50%, with due dates from 10/1/44 to 1/1/47	11,443,345	12,483,553
2.50%, 3/1/43	16,690,408	17,303,694
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/51	11,400,000	12,750,822
5.50%, TBA, 10/1/51	52,000,000	58,160,414
4.50%, TBA, 10/1/51	95,000,000	102,737,294
4.00%, TBA, 10/1/51	14,000,000	15,001,328

38 Mortgage Securities Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (54.2%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Uniform Mortgage-Backed Securities
3.50%, TBA, 10/1/51	$7,000,000	$7,407,693
3.00%, TBA, 11/1/51	2,000,000	2,090,545
3.00%, TBA, 10/1/51	10,000,000	10,465,226
2.50%, TBA, 10/1/51	55,000,000	56,712,310
		303,494,530
Total U.S. government and agency mortgage obligations (cost $377,867,167)		$381,166,496

ASSET-BACKED SECURITIES (4.5%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$3,503,000	$3,507,554
LHOME Mortgage Trust 144A Ser. 21-RTL1, Class A1, 2.09%, 9/25/26 W	511,000	511,102
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%), 0.986%, 10/25/53	1,639,000	1,639,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.886%, 11/25/53	987,000	987,000
Mortgage Repurchase Agreement Financing Trust 144A FRB Ser. 20-5, Class A1, (1 Month US LIBOR + 1.00%), 1.085%, 8/10/23	1,184,000	1,190,874
MRA Issuance Trust 144A
FRB Ser. 21-EBO4, Class A1X, (1 Month US LIBOR + 1.75%), 1.836%, 2/16/22	2,167,000	2,167,000
FRB Ser. 21-EBO1, Class A1X, (1 Month US LIBOR + 1.75%), 1.834%, 2/16/22	1,980,000	1,980,000
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 1.784%, 4/22/22	2,255,000	2,255,000
FRB Ser. 21-NA1, Class A1X, (1 Month US LIBOR + 1.50%), 1.586%, 3/8/22	2,227,000	2,227,000
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.286%, 8/15/22	2,155,000	2,155,000
FRB Ser. 21-14, Class A1X, (1 Month US LIBOR + 1.25%), 1.243%, 2/15/22	2,156,000	2,156,000
FRB Ser. 21-8, Class A1X, (1 Month US LIBOR + 1.15%), 1.236%, 10/15/21	2,139,000	2,139,000
FRB Ser. 21-11, Class A1X, (1 Month US LIBOR + 1.15%), 1.234%, 1/25/22	2,167,000	2,171,328
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.883%, 4/25/22	4,213,000	4,213,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), 0.854%, 8/8/22	2,100,000	2,100,000
Total asset-backed securities (cost $31,382,990)		$31,398,858

Mortgage Securities Fund 39

PURCHASED SWAP OPTIONS OUTSTANDING (1.8%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/ Contract amount	Value
Bank of America N.A.
3.312/3 month USD-LIBOR-BBA/Nov-38	Nov-28/3.312	$73,288,200	$9,232,115
(3.312)/3 month USD-LIBOR-BBA/Nov-38	Nov-28/3.312	73,288,200	1,925,281
0.485/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.485	51,153,500	40,923
Morgan Stanley & Co. International PLC
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613	17,746,600	1,121,763
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613	17,746,600	521,395
Total purchased swap options outstanding (cost $11,843,746)			$12,841,477

PURCHASED OPTIONS OUTSTANDING (0.1%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Government National Mortgage Association 30 yr 3.50% TBA commitments (Call)	Oct-21/$105.28	$122,000,000	$122,000,000	$33,672
Government National Mortgage Association 30 yr 4.00% TBA commitments (Call)	Oct-21/106.19	100,000,000	100,000,000	27,800
Uniform Mortgage-Backed Securities 30 yr 2.50% TBA commitments (Call)	Oct-21/103.75	65,000,000	65,000,000	4,875
Uniform Mortgage-Backed Securities 30 yr 3.00% TBA commitments (Call)	Oct-21/104.56	180,000,000	180,000,000	273,420
Uniform Mortgage-Backed Securities 30 yr 3.50% TBA commitments (Call)	Oct-21/105.84	280,000,000	280,000,000	92,120
Uniform Mortgage-Backed Securities 30 yr 4.00% TBA commitments (Call)	Oct-21/107.15	105,000,000	105,000,000	38,325
Total purchased options outstanding (cost $2,125,001)				$470,212

SHORT-TERM INVESTMENTS (24.4%)*		Principal amount/ shares	Value
Putnam Government Money Market Fund Class P 0.01% L	Shares	10,000	$10,000
Putnam Short Term Investment Fund Class P 0.08% L	Shares	50,544,303	50,544,303
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	1,810,000	1,810,000
U.S. Treasury Bills 0.043%, 2/24/22 # ∆ §		$10,700,000	10,697,830
U.S. Treasury Bills 0.048%, 3/24/22 # ∆ §		20,200,000	20,195,362
U.S. Treasury Bills 0.045%, 10/7/21 ∆		5,300,000	5,299,967
U.S. Treasury Bills 0.044%, 2/17/22 # ∆ §		4,100,000	4,099,248
U.S. Treasury Bills 0.046%, 3/3/22 ∆ §		3,700,000	3,699,312
U.S. Treasury Bills 0.032%, 2/10/22 # ∆		19,900,000	19,896,717
U.S. Treasury Bills 0.038%, 3/17/22 ∆ §		3,700,000	3,699,185
U.S. Treasury Bills 0.045%, 4/21/22 ∆		700,000	699,804
U.S. Treasury Bills 0.038%, 2/3/22 ∆		13,200,000	13,197,823
U.S. Treasury Bills 0.031%, 3/10/22 ∆ §		12,200,000	12,197,424

40 Mortgage Securities Fund

SHORT-TERM INVESTMENTS (24.4%)* cont.	Principal amount/ shares	Value
U.S. Treasury Bills 0.032%, 10/14/21 # ∆ Φ	19,600,000	$19,599,805
U.S. Treasury Bills 0.025%, 10/5/21 ∆	6,000,000	5,999,985
Total short-term investments (cost $171,649,667)		$171,646,765

TOTAL INVESTMENTS
Total investments (cost $1,173,456,061)	$1,144,764,875

Key to holding’s abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OTC	Over-the-counter
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through September 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to “the SEC” represent the Securities and Exchange Commission and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $703,826,574.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $2,922,456 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $110,836,040 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $44,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $3,732,253 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

Mortgage Securities Fund 41

At the close of the reporting period, the fund maintained liquid assets totaling $633,305,208 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 9/30/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Short)	5,191	$1,142,303,885	$1,142,303,885	Dec-21	$637,185
U.S. Treasury Note 5 yr (Short)	555	68,121,914	68,121,914	Dec-21	329,251
U.S. Treasury Note Ultra 10 yr (Short)	228	33,117,000	33,117,000	Dec-21	461,310
Unrealized appreciation					1,427,746
Unrealized (depreciation)					—
Total					$1,427,746

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/21 (premiums $35,766,218)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/Contract amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.985	$51,153,500	$304,363
3.195/3 month USD-LIBOR-BBA/Nov-55	Nov-25/3.195	34,601,700	1,135,282
(3.195)/3 month USD-LIBOR-BBA/Nov-55	Nov-25/3.195	34,601,700	10,654,555
Citibank, N.A.
(0.944)/3 month USD-LIBOR-BBA/Oct-26	Oct-21/0.944	38,689,200	23,987
0.944/3 month USD-LIBOR-BBA/Oct-26	Oct-21/0.944	38,689,200	297,907
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	14,564,900	725,332
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	14,564,900	1,044,449
Goldman Sachs International
2.9425/3 month USD-LIBOR-BBA/Feb-34	Feb-24/2.9425	36,043,400	484,423
(2.9425)/3 month USD-LIBOR-BBA/Feb-34	Feb-24/2.9425	36,043,400	3,793,207
JPMorgan Chase Bank N.A.
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968	5,302,800	76,095
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07	9,579,400	117,348
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229	35,660,900	307,040
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07	9,579,400	544,206
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968	5,302,800	580,126
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229	35,660,900	4,602,039
Morgan Stanley & Co. International PLC
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	17,746,600	308,081
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	18,291,600	436,803
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	18,291,600	448,693
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	17,746,600	649,880
2.7875/3 month USD-LIBOR-BBA/Apr-59	Apr-29/2.7875	21,626,000	1,428,181

42 Mortgage Securities Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/21 (premiums $35,766,218) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/Contract amount	Value
Morgan Stanley & Co. International PLC cont.
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	$18,291,600	$1,902,143
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	18,291,600	1,950,616
(2.7875)/3 month USD-LIBOR-BBA/Apr-59	Apr-29/2.7875	21,626,000	5,366,063
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	794,600	34,247
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	1,589,200	358,349
UBS AG
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	16,895,300	842,569
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	16,895,300	994,795
Total			$39,410,779

WRITTEN OPTIONS OUTSTANDING at 9/30/21 (premiums $2,125,000)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Government National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Oct-21/$105.28	$122,000,000	$122,000,000	$155,916
Government National Mortgage Association 30 yr 4.00% TBA commitments (Put)	Oct-21/106.19	100,000,000	100,000,000	79,200
Uniform Mortgage-Backed Securities 30 yr 2.50% TBA commitments (Put)	Oct-21/103.75	65,000,000	65,000,000	408,590
Uniform Mortgage-Backed Securities 30 yr 3.00% TBA commitments (Put)	Oct-21/104.56	180,000,000	180,000,000	83,700
Uniform Mortgage-Backed Securities 30 yr 3.50% TBA commitments (Put)	Oct-21/105.84	280,000,000	280,000,000	103,320
Uniform Mortgage-Backed Securities 30 yr 4.00% TBA commitments (Put)	Oct-21/107.15	105,000,000	105,000,000	17,850
Total				$848,576

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
2.2275/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275	$97,081,400	$(895,576)	$2,086,279
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	12,942,000	(1,685,696)	691,491
2.17/3 month USD-LIBOR-BBA/Apr-34 (Purchased)	Apr-24/2.17	57,860,800	(2,794,677)	326,914

Mortgage Securities Fund 43

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
2.29/3 month USD-LIBOR-BBA/Mar-34 (Purchased)	Mar-24/2.29	$20,251,300	$(996,075)	$232,282
(1.76)/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76	49,314,500	(318,695)	91,232
(0.305)/3 month USD-LIBOR-BBA/May-23 (Purchased)	May-22/0.305	116,294,800	(139,554)	9,304
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	9,706,600	(219,604)	(5,630)
1.76/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76	49,314,500	(318,695)	(30,082)
(2.2875)/3 month USD-LIBOR-BBA/May-32 (Purchased)	May-22/2.2875	23,259,000	(302,367)	(180,955)
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	12,942,000	(1,685,696)	(802,275)
(2.2275)/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275	97,081,400	(895,576)	(885,382)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	9,706,600	(4,563,808)	(3,348,393)
1.7875/3 month USD-LIBOR-BBA/May-32 (Written)	May-22/1.7875	11,629,500	325,626	137,112
(1.115)/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115	49,314,500	207,737	73,972
0.805/3 month USD-LIBOR-BBA/May-23 (Written)	May-22/0.805	232,589,600	75,592	32,563
(1.085)/3 month USD-LIBOR-BBA/Apr-34 (Written)	Apr-24/1.085	115,721,600	1,588,279	(6,943)
(1.29)/3 month USD-LIBOR-BBA/Mar-34 (Written)	Mar-24/1.29	28,930,400	451,314	(68,854)
1.115/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115	49,314,500	207,737	(190,354)
Barclays Bank PLC
2.232/3 month USD-LIBOR-BBA/Jun-51 (Purchased)	Jun-31/2.232	12,539,500	(1,519,160)	179,691
(2.232)/3 month USD-LIBOR-BBA/Jun-51 (Purchased)	Jun-31/2.232	12,539,500	(1,519,160)	(202,137)
Citibank, N.A.
2.689/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689	4,579,000	(589,546)	239,802
2.285/3 month USD-LIBOR-BBA/Mar-51 (Purchased)	Mar-41/2.285	8,587,600	(741,539)	116,620
(2.194)/3 month USD-LIBOR-BBA/Sep-52 (Purchased)	Sep-22/2.194	7,953,300	(195,075)	100,768
(1.102)/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102	2,455,400	(78,020)	92,569
1.624/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.624	46,848,900	(674,624)	76,832

44 Mortgage Securities Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
2.427/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427	$6,879,800	$(501,193)	$75,953
(1.625)/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625	14,080,100	(2,076,815)	75,610
(1.90)/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90	71,961,800	(959,251)	(2,878)
1.102/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102	2,455,400	(78,020)	(58,880)
1.90/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90	71,961,800	(959,251)	(77,719)
(2.427)/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427	6,879,800	(501,193)	(87,098)
(2.285)/3 month USD-LIBOR-BBA/Mar-51 (Purchased)	Mar-41/2.285	8,587,600	(741,539)	(103,481)
(1.624)/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.624	46,848,900	(674,624)	(118,996)
1.625/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625	14,080,100	(2,076,815)	(129,959)
(2.689)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689	4,579,000	(589,546)	(379,004)
1.245/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245	67,957,000	621,807	489,970
(1.918)/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918	16,948,300	2,027,017	174,229
(1.194)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194	71,961,800	545,470	116,578
1.194/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194	71,961,800	545,470	(13,673)
(1.245)/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245	67,957,000	621,807	(41,454)
1.7075/3 month USD-LIBOR-BBA/Sep-27 (Written)	Sep-22/1.7075	38,175,600	202,331	(104,983)
1.918/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918	16,948,300	2,027,017	(109,317)
1.3075/3 month USD-LIBOR-BBA/Dec-26 (Written)	Dec-21/1.3075	153,145,500	325,434	(119,453)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	4,497,500	(567,809)	222,536
(1.383)/3 month USD-LIBOR-BBA/Oct-31 (Purchased)	Oct-21/1.383	21,991,800	(180,553)	150,204
1.727/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727	5,474,400	(502,002)	(41,003)
(1.727)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727	5,474,400	(818,423)	(48,010)
1.383/3 month USD-LIBOR-BBA/Oct-31 (Purchased)	Oct-21/1.383	21,991,800	(180,553)	(170,876)

Mortgage Securities Fund 45

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	$4,497,500	$(567,809)	$(317,793)
2.41/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.41	23,512,000	343,275	(121,322)
2.07/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.07	25,975,700	537,697	(233,781)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	22,487,600	(3,139,831)	2,183,996
2.902/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902	4,579,000	(707,913)	273,183
2.50/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50	7,631,600	(441,106)	194,453
(2.031)/3 month USD-LIBOR-BBA/Feb-41 (Purchased)	Feb-31/2.031	10,707,100	(732,366)	55,570
(1.985)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.985	7,647,900	(524,646)	52,618
2.032/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032	6,092,600	(703,695)	11,028
2.031/3 month USD-LIBOR-BBA/Feb-41 (Purchased)	Feb-31/2.031	10,707,100	(732,366)	(31,907)
1.985/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.985	7,647,900	(524,646)	(37,551)
(2.032)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032	6,092,600	(703,695)	(75,975)
(2.902)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902	4,579,000	(491,327)	(325,887)
(2.50)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50	7,631,600	(793,686)	(357,083)
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	22,487,600	(3,139,831)	(3,102,614)
(1.168)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168	6,477,800	416,846	235,015
1.168/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168	6,477,800	416,846	(287,614)
Morgan Stanley & Co. International PLC
2.505/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505	4,579,000	(492,700)	214,114
3.27/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27	219,200	(25,011)	46,109
(3.27)/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27	219,200	(25,011)	(21,672)
(2.505)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505	4,579,000	(701,503)	(442,469)

46 Mortgage Securities Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Toronto-Dominion Bank
(1.50)/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50	$14,355,800	$(493,481)	$178,012
(1.937)/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937	5,742,300	(300,322)	40,081
2.405/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405	2,820,300	(196,716)	34,436
1.937/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937	5,742,300	(300,322)	(26,357)
(2.405)/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405	2,820,300	(196,716)	(27,357)
1.50/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50	14,355,800	(493,481)	(219,357)
1.775/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775	7,332,800	199,819	111,972
2.095/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095	2,480,200	326,146	54,837
(1.775)/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775	7,332,800	199,819	3,666
(2.095)/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095	2,480,200	326,146	(13,641)
UBS AG
(0.902)/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902	3,148,600	(176,164)	187,436
(0.87)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87	26,238,100	(176,976)	162,939
(0.8925)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925	7,871,400	(166,874)	130,272
(0.983)/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983	10,495,200	(166,349)	120,905
(1.715)/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715	2,871,200	(259,126)	33,593
(1.87)/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87	7,937,900	(369,112)	5,239
1.87/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87	7,937,900	(369,112)	(14,447)
0.983/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983	10,495,200	(166,349)	(87,425)
1.715/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715	2,871,200	(259,126)	(101,526)
0.87/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87	26,238,100	(176,976)	(113,349)
0.902/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902	3,148,600	(176,164)	(130,572)
0.8925/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925	7,871,400	(166,874)	(134,444)

Mortgage Securities Fund 47

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
(0.958)/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958	$6,297,100	$167,345	$111,459
0.958/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958	6,297,100	167,345	(177,137)
Wells Fargo Bank, N.A.
(1.96)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96	27,375,600	(1,853,328)	237,073
(1.405)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405	20,098,200	(411,511)	207,815
(1.3875)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	14,355,800	(294,653)	154,899
2.16/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	8,493,000	(423,588)	45,692
(2.16)/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	8,493,000	(423,588)	(59,791)
1.3875/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	14,355,800	(294,653)	(110,253)
1.96/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96	27,375,600	(1,853,328)	(143,996)
1.405/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405	20,098,200	(411,511)	(146,516)
Unrealized appreciation				10,878,923
Unrealized (depreciation)				(14,189,625)
Total				$(3,310,702)

TBA SALE COMMITMENTS OUTSTANDING at 9/30/21 (proceeds receivable $81,193,281)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 10/1/51	$3,000,000	10/21/21	$3,154,961
Uniform Mortgage-Backed Securities, 3.00%, 10/1/51	2,000,000	10/14/21	2,093,045
Uniform Mortgage-Backed Securities, 2.50%, 10/1/51	46,000,000	10/14/21	47,432,114
Uniform Mortgage-Backed Securities, 2.00%, 11/1/51	12,000,000	11/10/21	12,008,718
Uniform Mortgage-Backed Securities, 2.00%, 10/1/51	16,000,000	10/14/21	16,041,000
Total			$80,729,838

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$67,069,200	$7,688,813	$(2,022,111)	3/2/31	3 month USD-LIBOR-BBA — Quarterly	2.7725% — Semiannually	$5,810,031
21,340,200	970,979	(4,319)	12/2/23	3 month USD-LIBOR-BBA — Quarterly	2.536% — Semiannually	1,143,496

48 Mortgage Securities Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$4,426,300	$152,884 E	$(99)	11/20/39	3 month USD-LIBOR-BBA — Quarterly	2.55% — Semiannually	$152,786
12,365,300	760,713	(175)	12/7/30	2.184% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(845,455)
23,311,500	1,453,938	—	12/14/30	2.1935% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,604,645)
9,825,500	1,254,815 E	—	6/14/52	2.4105% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,254,815)
12,694,400	239,289 E	(143)	6/5/29	3 month USD-LIBOR-BBA — Quarterly	2.2225% — Semiannually	239,147
1,061,700	109,090 E	(36)	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(109,126)
158,900	14,042 E	(5)	7/5/52	2.25% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(14,047)
899,900	43,546	(13)	1/22/31	2.035% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(46,824)
8,769,700	68,491 E	(299)	8/8/52	1.9185% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(68,790)
6,091,800	385,124 E	(208)	9/12/52	1.626% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	384,916
145,648,900	72,824	(408,169)	10/15/21	3 month USD-LIBOR-BBA — Quarterly	1.316% — Semiannually	508,682
151,474,800	121,180	(404,105)	10/21/21	3 month USD-LIBOR-BBA — Quarterly	1.5025% — Semiannually	687,919
667,800	8,681 E	(23)	1/16/55	2.032% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(8,704)
328,500	118 E	(11)	1/24/55	3 month USD-LIBOR-BBA — Quarterly	1.977% — Semiannually	107
3,151,800	446,957 E	(107)	3/4/52	1.265% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	446,849
295,806,700	56,203	(1,115)	10/15/21	0.571% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(755,323)
22,534,300	2,831,885 E	(768)	1/27/47	3 month USD-LIBOR-BBA — Quarterly	1.27% — Semiannually	(2,832,654)

Mortgage Securities Fund 49

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,903,200	$219,743 E	$(65)	3/7/50	1.275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$219,679
3,106,600	733,655 E	(106)	3/10/52	0.8725% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	733,549
2,220,500	607,196 E	(76)	3/11/52	0.717% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	607,120
7,587,200	425,111 E	(107)	3/17/32	3 month USD-LIBOR-BBA — Quarterly	1.03% — Semiannually	(425,218)
67,069,200	7,614,366	(8,943,832)	2/18/31	3 month USD-LIBOR-BBA — Quarterly	2.764% — Semiannually	(1,128,169)
1,724,300	76,921 E	(21)	3/24/32	3 month USD-LIBOR-BBA — Quarterly	1.07% — Semiannually	(76,942)
861,700	82,042 E	(13)	3/24/35	3 month USD-LIBOR-BBA — Quarterly	0.968% — Semiannually	(82,055)
5,098,200	409,895 E	(72)	4/25/32	0.7925% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	409,823
615,400	49,718 E	(12)	6/28/37	3 month USD-LIBOR-BBA — Quarterly	1.168% — Semiannually	(49,730)
43,489,400	879,356	(352)	7/14/25	3 month USD-LIBOR-BBA — Quarterly	0.30% — Semiannually	(864,483)
20,072,100	1,372,731	(266)	7/15/30	3 month USD-LIBOR-BBA — Quarterly	0.645% — Semiannually	(1,351,151)
14,381,900	310,793	(136)	8/31/25	0.3084% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	308,456
30,944,400	686,656	(250)	8/12/25	3 month USD-LIBOR-BBA — Quarterly	0.277% — Semiannually	(680,515)
4,434,100	740,583 E	348,839	9/2/52	3 month USD-LIBOR-BBA — Quarterly	1.188% — Semiannually	(391,745)
39,558,600	866,333	(373)	10/13/25	0.344% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	813,763
72,213,500	33,940	(272)	9/16/22	3 month USD-LIBOR-BBA — Quarterly	0.214% — Semiannually	36,557
41,816,700	805,808	(338)	10/13/25	0.41% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	737,413

50 Mortgage Securities Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$76,583,000	$1,602,116	$(1,152,966)	10/16/25	0.37% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$382,483
102,186,000	6,393,778	(1,189,564)	10/16/30	0.75% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	4,899,732
4,120,000	648,447	746,254	10/16/50	3 month USD-LIBOR-BBA — Quarterly	1.16% — Semiannually	111,429
7,090,300	343,171	—	12/7/30	3 month USD-LIBOR-BBA — Quarterly	0.932% — Semiannually	(322,791)
5,814,000	312,503	—	12/7/30	0.871% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	296,914
41,816,700	751,028	(338)	11/16/25	0.471% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	684,044
2,009,400	248,844	(69)	12/17/50	1.305% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	241,294
37,631,800	115,530	(237)	12/2/23	0.300% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	81,601
40,857,400	2,841,224	(780)	12/2/33	3 month USD-LIBOR-BBA — Quarterly	1.02% — Semiannually	(2,708,184)
42,755,600	888,034	(346)	12/16/25	3 month USD-LIBOR-BBA — Quarterly	0.428% — Semiannually	(837,109)
3,338,900	158,364	(47)	6/22/31	3 month USD-LIBOR-BBA — Quarterly	1.0025% — Semiannually	(149,311)
576,000	43,580	(20)	1/8/51	3 month USD-LIBOR-BBA — Quarterly	1.509% — Semiannually	(41,779)
576,000	38,529	(20)	1/8/51	3 month USD-LIBOR-BBA — Quarterly	1.546% — Semiannually	(36,679)
40,240,500	646,665	(326)	1/13/26	0.5615% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	608,886
7,796,600	239,901	(110)	4/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	200,039
7,545,100	247,781	(107)	7/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	231,179
20,958,600	73,355	62,598	4/15/31	3 month USD-LIBOR-BBA — Quarterly	1.465% — Semiannually	125,096

Mortgage Securities Fund 51

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$9,600,000	$355,488	$(127)	1/27/31	1.075% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$339,282
35,807,400	207,683 E	(199)	1/31/25	0.735% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	207,483
44,762,000	1,051,459	(594)	2/9/31	3 month USD-LIBOR-BBA — Quarterly	1.231% — Semiannually	(980,724)
41,917,200	677,801	(95,701)	3/9/26	0.5996% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	569,712
8,467,300	135,561	(69)	2/10/26	0.584% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	130,058
6,924,700	175,541	(92)	2/16/31	1.212% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	166,062
84,225,000	891,943	(1,117)	2/18/31	3 month USD-LIBOR-BBA — Quarterly	1.377% — Semiannually	(767,347)
41,119,000	481,503	(545)	2/22/31	1.3659% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	427,498
31,847,000	202,865	(422)	2/24/31	1.4255% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	160,100
60,410,000	119,612	(801)	3/2/31	1.51882% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(188,502)
20,958,600	49,043	(278)	3/15/31	1.525% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(62,446)
4,860,300	152,711 E	(73)	3/20/34	2.29% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(152,784)
11,442,500	21,741	(39,569)	4/28/26	3 month USD-LIBOR-BBA — Quarterly	0.95% — Semiannually	(17,830)
41,917,200	110,661	(396)	4/15/26	1.045% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(301,585)
11,554,700	242,071	(153)	4/15/31	3 month USD-LIBOR-BBA — Quarterly	1.734% — Semiannually	331,148
4,333,000	309,463	(148)	4/15/51	2.127% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(350,924)
20,958,600	377,045	(278)	4/21/31	1.702% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(530,236)

52 Mortgage Securities Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$22,664,600	$174,291	$(301)	5/5/31	3 month USD-LIBOR-BBA — Quarterly	1.591% — Semiannually	$315,875
20,958,600	123,237	(278)	5/17/31	3 month USD-LIBOR-BBA — Quarterly	1.573% — Semiannually	242,417
84,521,000	306,811	(1,121)	5/10/31	1.5475% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(804,544)
34,800,000	210,888	(461)	5/12/31	3 month USD-LIBOR-BBA — Quarterly	1.574% — Semiannually	415,987
20,958,600	259,048	(278)	5/21/31	3 month USD-LIBOR-BBA — Quarterly	1.644% — Semiannually	380,226
13,660,100	127,585	(181)	5/27/31	1.612% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(201,970)
45,329,200	321,384	(428)	6/4/23	3 month USD-LIBOR-BBA — Quarterly	0.857% — Semiannually	(199,049)
10,174,600	96,557	(144)	9/7/31	1.6275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(106,957)
14,827,600	167,997	(210)	9/7/31	1.647% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(183,346)
20,958,600	85,511	(278)	6/16/31	3 month USD-LIBOR-BBA — Quarterly	1.558% — Semiannually	179,442
1,755,500	53,595 E	(60)	6/11/51	2.232% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(53,655)
1,301,000	1,860	(5)	6/10/23	3 month USD-LIBOR-BBA — Quarterly	0.2215% — Semiannually	(1,065)
17,637,200	79,544	(234)	6/14/31	3 month USD-LIBOR-BBA — Quarterly	1.465% — Semiannually	(3,944)
97,456,000	472,662	(1,292)	6/11/31	3 month USD-LIBOR-BBA — Quarterly	1.46049% — Semiannually	(44,607)
20,958,600	126,171	(278)	6/23/31	3 month USD-LIBOR-BBA — Quarterly	1.45% — Semiannually	(44,318)
23,484,100	99,103	(311)	6/29/31	3 month USD-LIBOR-BBA — Quarterly	1.47% — Semiannually	(11,364)
16,194,600	68,017	(153)	6/28/26	0.933% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	29,010

Mortgage Securities Fund 53

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$3,367,400	$16,837	$(45)	7/6/31	3 month USD-LIBOR-BBA — Quarterly	1.463% — Semiannually	$(6,372)
41,409,500	121,330	(391)	7/6/26	0.963% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	40,582
14,419,500	80,317	(191)	7/9/31	3 month USD-LIBOR-BBA — Quarterly	1.457% — Semiannually	(36,822)
16,957,200	91,230	(225)	7/15/31	3 month USD-LIBOR-BBA — Quarterly	1.46% — Semiannually	(43,823)
15,381,000	319,002	(204)	7/27/31	3 month USD-LIBOR-BBA — Quarterly	1.2975% — Semiannually	(287,361)
91,024,800	1,010,375	(859)	8/4/26	3 month USD-LIBOR-BBA — Quarterly	0.806% — Semiannually	(913,220)
827,000	39,175	(28)	7/29/51	3 month USD-LIBOR-BBA — Quarterly	1.6295% — Semiannually	(37,110)
5,306,000	301,805	(181)	8/11/51	1.591% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	290,856
32,532,000	647,061	(431)	8/10/31	3 month USD-LIBOR-BBA — Quarterly	1.31% — Semiannually	(593,146)
20,584,300	431,653	(273)	8/18/31	3 month USD-LIBOR-BBA — Quarterly	1.30% — Semiannually	(403,095)
6,930,300	199,454 E	(98)	8/23/33	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	199,356
58,947,900	512,257	(556)	9/2/26	0.873% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	475,926
36,090,900	302,081	(341)	9/1/26	0.879% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	278,909
5,548,800	115,138 E	(79)	9/1/33	1.66% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	115,059
9,290,000	174,280	(132)	10/1/31	1.333% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	174,149
70,218,000	648,112 E	(757,109)	12/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(108,997)

54 Mortgage Securities Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$362,423,000	$616,119 E	$643,911	12/15/23	3 month USD-LIBOR-BBA — Quarterly	0.40% — Semiannually	$27,792
21,055,000	443,839 E	(511,497)	12/15/31	1.35% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(67,658)
6,172,000	284,653 E	273,989	12/15/51	3 month USD-LIBOR-BBA — Quarterly	1.65% — Semiannually	(10,664)
15,042,400	230,450	(199)	9/13/31	1.366% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	220,835
1,549,800	25,060	(21)	9/14/31	3 month USD-LIBOR-BBA — Quarterly	1.357% — Semiannually	(24,172)
7,979,000	154,394	(106)	9/17/31	1.324% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	150,552
27,566,200	116,605 E	(260)	12/21/26	1.0575% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	116,345
6,427,000	106,174	(85)	9/23/31	1.355% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	104,337
4,685,000	59,874	(62)	9/27/31	1.3955% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	59,155
89,129,200	99,825 E	(841)	10/5/26	1.046% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	98,983
6,877,000	17,330	(235)	9/30/51	1.8375% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(17,890)
17,426,000	12,895	(594)	9/30/51	3 month USD-LIBOR-BBA — Quarterly	1.824% — Semiannually	(12,670)
42,445,100	226,232 E	(563)	10/7/31	1.59% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(226,795)
Total		$(13,479,517)	$2,866,890
E Extended effective date.

Mortgage Securities Fund 55

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$52,198,000	$88,737	$(527)	9/13/26	2.7375% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(89,264)
24,988,000	141,432	(455)	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(142,002)
Total		$(982)	$(231,266)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	BBB+/P	$(3,558)	$2,445,000	$118,094	1/17/47	200 bp — Monthly	$(120,836)
CMBX NA BB.11 Index	BB−/P	42,375	75,000	6,315	11/18/54	500 bp — Monthly	36,123
CMBX NA BB.13 Index	BB−/P	75,581	756,000	71,896	12/16/72	500 bp — Monthly	4,315
CMBX NA BB.13 Index	BB−/P	78,819	865,000	82,262	12/16/72	500 bp — Monthly	(2,722)
CMBX NA BB.13 Index	BB−/P	82,147	901,000	85,685	12/16/72	500 bp — Monthly	(2,787)
CMBX NA BB.13 Index	BB−/P	129,386	1,371,000	130,382	12/16/72	500 bp — Monthly	146
CMBX NA BB.9 Index	B+/P	36,851	181,000	37,485	9/17/58	500 bp — Monthly	(483)
CMBX NA BB.9 Index	B+/P	287,137	1,406,000	291,183	9/17/58	500 bp — Monthly	(2,874)
CMBX NA BB.9 Index	B+/P	1,102,022	1,964,000	406,744	9/17/58	500 bp — Monthly	696,914
CMBX NA BBB− .13 Index	BBB−/P	20,784	237,000	11,803	12/16/72	300 bp — Monthly	9,100
CMBX NA BBB− .14 Index	BBB−/P	26,088	850,000	29,155	12/16/72	300 bp — Monthly	(2,642)
CMBX NA BBB−.10 Index	BB+/P	96,874	888,000	77,700	11/17/59	300 bp — Monthly	19,618
CMBX NA BBB−.11 Index	BBB−/P	59,693	953,000	42,313	11/18/54	300 bp — Monthly	17,856
CMBX NA BBB−.12 Index	BBB−/P	83,270	1,413,000	65,281	8/17/61	300 bp — Monthly	18,696
CMBX NA BBB−.14 Index	BBB−/P	1,659	51,000	1,749	12/16/72	300 bp — Monthly	(65)

56 Mortgage Securities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.14 Index	BBB−/P	$26,715	$586,000	$20,100	12/16/72	300 bp — Monthly	$6,909
CMBX NA BBB−.14 Index	BBB−/P	34,253	685,000	23,496	12/16/72	300 bp — Monthly	11,100
CMBX NA BBB−.6 Index	B+/P	9,913	124,000	35,278	5/11/63	300 bp — Monthly	(25,303)
CMBX NA BBB−.6 Index	B+/P	61,388	933,000	265,439	5/11/63	300 bp — Monthly	(203,584)
CMBX NA BBB−.6 Index	B+/P	282,900	984,000	279,948	5/11/63	300 bp — Monthly	3,444
CMBX NA BBB−.6 Index	B+/P	282,900	984,000	279,948	5/11/63	300 bp — Monthly	3,444
CMBX NA BBB−.6 Index	B+/P	71,943	1,091,000	310,390	5/11/63	300 bp — Monthly	(237,901)
CMBX NA BBB−.6 Index	B+/P	113,078	1,661,000	472,555	5/11/63	300 bp — Monthly	(358,646)
CMBX NA BBB−.6 Index	B+/P	579,330	1,968,000	559,896	5/11/63	300 bp — Monthly	20,418
CMBX NA BBB−.6 Index	B+/P	1,320,567	4,813,000	1,369,299	5/11/63	300 bp — Monthly	(46,325)
CMBX NA BBB−.6 Index	B+/P	2,079,181	32,651,000	9,289,210	5/11/63	300 bp — Monthly	(7,193,703)
Credit Suisse International
CMBX NA BB.7 Index	B/P	36,784	275,000	92,703	1/17/47	500 bp — Monthly	(55,689)
CMBX NA BBB−.6 Index	B+/P	4,092,440	43,554,000	12,391,113	5/11/63	300 bp — Monthly	(8,276,896)
Deutsche Bank AG
CMBX NA BBB−.6 Index	B+/P	935,424	8,774,000	2,496,203	5/11/63	300 bp — Monthly	(1,556,392)
Goldman Sachs International
CMBX NA A.7 Index	BBB+/P	(2,866)	1,966,000	94,958	1/17/47	200 bp — Monthly	(97,169)
CMBX NA BB.13 Index	BB−/P	18,367	191,000	18,164	12/16/72	500 bp — Monthly	362
CMBX NA BBB− .13 Index	BBB−/P	13,523	79,000	3,934	12/16/72	300 bp — Monthly	9,629
CMBX NA BBB−.11 Index	BBB−/P	64	1,000	44	11/18/54	300 bp — Monthly	20
CMBX NA BBB−.14 Index	BBB−/P	5,116	135,000	4,631	12/16/72	300 bp — Monthly	553
CMBX NA BBB−.14 Index	BBB−/P	9,263	206,000	7,066	12/16/72	300 bp — Monthly	2,301
CMBX NA BBB−.14 Index	BBB−/P	10,044	226,000	7,752	12/16/72	300 bp — Monthly	2,405
CMBX NA BBB−.14 Index	BBB−/P	20,808	453,000	15,538	12/16/72	300 bp — Monthly	5,496

Mortgage Securities Fund 57

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$6,561	$89,000	$25,321	5/11/63	300 bp — Monthly	$(18,715)
CMBX NA BBB−.6 Index	B+/P	6,521	89,000	25,321	5/11/63	300 bp — Monthly	(18,755)
CMBX NA BBB−.6 Index	B+/P	8,337	104,000	29,588	5/11/63	300 bp — Monthly	(21,199)
CMBX NA BBB−.6 Index	B+/P	11,179	133,000	37,839	5/11/63	300 bp — Monthly	(26,593)
CMBX NA BBB−.6 Index	B+/P	10,536	139,000	39,546	5/11/63	300 bp — Monthly	(28,940)
CMBX NA BBB−.6 Index	B+/P	11,526	225,000	64,013	5/11/63	300 bp — Monthly	(52,374)
CMBX NA BBB−.6 Index	B+/P	22,036	249,000	70,841	5/11/63	300 bp — Monthly	(48,680)
CMBX NA BBB−.6 Index	B+/P	29,303	265,000	75,393	5/11/63	300 bp — Monthly	(45,957)
CMBX NA BBB−.6 Index	B+/P	20,349	268,000	76,246	5/11/63	300 bp — Monthly	(55,763)
CMBX NA BBB−.6 Index	B+/P	164,897	615,000	174,968	5/11/63	300 bp — Monthly	(9,763)
CMBX NA BBB−.6 Index	B+/P	71,938	619,000	176,106	5/11/63	300 bp — Monthly	(103,858)
CMBX NA BBB−.6 Index	B+/P	89,294	671,000	190,900	5/11/63	300 bp — Monthly	(101,270)
CMBX NA BBB−.6 Index	B+/P	193,084	685,000	194,883	5/11/63	300 bp — Monthly	(1,456)
CMBX NA BBB−.6 Index	B+/P	193,084	685,000	194,883	5/11/63	300 bp — Monthly	(1,456)
CMBX NA BBB−.6 Index	B+/P	65,841	744,000	211,668	5/11/63	300 bp — Monthly	(145,455)
CMBX NA BBB−.6 Index	B+/P	42,125	813,000	231,299	5/11/63	300 bp — Monthly	(188,767)
CMBX NA BBB−.6 Index	B+/P	42,268	833,000	236,989	5/11/63	300 bp — Monthly	(194,304)
CMBX NA BBB−.6 Index	B+/P	334,796	1,223,000	347,944	5/11/63	300 bp — Monthly	(12,536)
CMBX NA BBB−.6 Index	B+/P	539,219	2,030,000	577,535	5/11/63	300 bp — Monthly	(37,301)
CMBX NA BBB−.6 Index	B+/P	416,605	3,605,000	1,025,623	5/11/63	300 bp — Monthly	(607,215)
CMBX NA BBB−.6 Index	B+/P	805,784	7,549,000	2,147,691	5/11/63	300 bp — Monthly	(1,338,132)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B+/P	28,886	360,000	84,096	5/11/63	500 bp — Monthly	(54,910)
CMBX NA BB.7 Index	B/P	158,648	324,000	109,220	1/17/47	500 bp — Monthly	49,698

58 Mortgage Securities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB− .13 Index	BBB−/P	$56,240	$281,000	$13,994	12/16/72	300 bp — Monthly	$42,387
CMBX NA BBB− .13 Index	BBB−/P	56,271	337,000	16,783	12/16/72	300 bp — Monthly	39,657
Merrill Lynch International
CMBX NA BB.6 Index	B-/P	186,736	1,609,957	724,159	5/11/63	500 bp — Monthly	(536,078)
CMBX NA BB.7 Index	B/P	20,331	168,000	56,633	1/17/47	500 bp — Monthly	(36,162)
CMBX NA BBB− .6 Index	B+/P	5,354,470	19,872,000	5,653,584	5/11/63	300 bp — Monthly	(289,178)
CMBX NA BBB−.6 Index	B+/P	288,138	1,036,000	294,742	5/11/63	300 bp — Monthly	(6,087)
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	BBB+/P	(156,359)	20,374,000	2,131,120	5/11/63	200 bp — Monthly	(2,280,688)
CMBX NA A.7 Index	BBB+/P	(292)	602,000	29,077	1/17/47	200 bp — Monthly	(29,168)
CMBX NA A.7 Index	BBB+/P	(4,035)	4,170,000	201,411	1/17/47	200 bp — Monthly	(204,056)
CMBX NA BB.13 Index	BB−/P	575	6,000	571	12/16/72	500 bp — Monthly	10
CMBX NA BB.13 Index	BB−/P	14,044	151,000	14,360	12/16/72	500 bp — Monthly	(190)
CMBX NA BB.13 Index	BB−/P	14,439	153,000	14,550	12/16/72	500 bp — Monthly	16
CMBX NA BB.13 Index	BB−/P	39,619	412,000	39,181	12/16/72	500 bp — Monthly	781
CMBX NA BB.13 Index	BB−/P	43,566	475,000	45,173	12/16/72	500 bp — Monthly	(1,211)
CMBX NA BB.13 Index	BB−/P	54,996	599,000	56,965	12/16/72	500 bp — Monthly	(1,469)
CMBX NA BB.13 Index	BB−/P	61,324	673,000	64,002	12/16/72	500 bp — Monthly	(2,118)
CMBX NA BB.13 Index	BB−/P	80,638	873,000	83,022	12/16/72	500 bp — Monthly	(1,657)
CMBX NA BB.6 Index	B-/P	8,315	44,346	19,947	5/11/63	500 bp — Monthly	(11,595)
CMBX NA BB.6 Index	B-/P	24,114	110,865	49,867	5/11/63	500 bp — Monthly	(25,661)
CMBX NA BB.6 Index	B-/P	476,700	1,094,192	492,168	5/11/63	500 bp — Monthly	(14,554)
CMBX NA BBB− .13 Index	BBB−/P	223	3,000	149	12/16/72	300 bp — Monthly	75
CMBX NA BBB− .13 Index	BBB−/P	1,016	5,000	249	12/16/72	300 bp — Monthly	769

Mortgage Securities Fund 59

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.12 Index	BBB−/P	$34,298	$582,000	$26,888	8/17/61	300 bp — Monthly	$7,701
CMBX NA BBB−.14 Index	BBB−/P	15,966	1,052,000	36,084	12/16/72	300 bp — Monthly	(19,592)
CMBX NA BBB−.6 Index	B+/P	11,527	138,000	39,261	5/11/63	300 bp — Monthly	(27,665)
CMBX NA BBB−.6 Index	B+/P	13,063	178,000	50,641	5/11/63	300 bp — Monthly	(37,489)
CMBX NA BBB−.6 Index	B+/P	25,010	312,000	88,764	5/11/63	300 bp — Monthly	(63,598)
CMBX NA BBB−.6 Index	B+/P	51,990	694,000	197,443	5/11/63	300 bp — Monthly	(145,106)
CMBX NA BBB−.6 Index	B+/P	72,767	744,000	211,668	5/11/63	300 bp — Monthly	(138,529)
CMBX NA BBB−.6 Index	B+/P	338,271	1,278,000	363,591	5/11/63	300 bp — Monthly	(24,681)
CMBX NA BBB−.6 Index	B+/P	386,451	1,371,000	390,050	5/11/63	300 bp — Monthly	(2,913)
CMBX NA BBB−.6 Index	B+/P	715,963	2,721,000	774,125	5/11/63	300 bp — Monthly	(56,801)
CMBX NA BBB−.6 Index	B+/P	9,011,281	136,020,000	38,697,690	5/11/63	300 bp — Monthly	(29,620,815)
CMBX NA BBB−.7 Index	BB−/P	55,762	913,000	164,979	1/17/47	300 bp — Monthly	(108,761)
CMBX NA BBB−.7 Index	BB−/P	528,652	7,768,000	1,403,678	1/17/47	300 bp — Monthly	(871,142)
Upfront premium received		33,442,260		Unrealized appreciation		1,009,943
Upfront premium (paid)		(167,110)		Unrealized (depreciation)		(55,854,380)
Total		$33,275,150		Total		$(54,844,437)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(96,225)	$1,283,000	$134,202	5/11/63	(200 bp) — Monthly	$37,549
CMBX NA A.7 Index	(59,719)	8,055,000	389,057	1/17/47	(200 bp) — Monthly	326,652

60 Mortgage Securities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.10 Index	$(15,241)	$139,000	$32,470	11/17/59	(500 bp) — Monthly	$17,113
CMBX NA BB.10 Index	(11,793)	113,000	26,397	11/17/59	(500 bp) — Monthly	14,464
CMBX NA BB.11 Index	(4,242)	45,000	3,789	11/18/54	(500 bp) — Monthly	(490)
CMBX NA BB.11 Index	(3,887)	30,000	2,526	11/18/54	(500 bp) — Monthly	(1,386)
CMBX NA BB.6 Index	(11,333)	76,160	34,257	5/11/63	(500 bp) — Monthly	22,860
CMBX NA BB.7 Index	(105,844)	2,074,000	699,145	1/17/47	(500 bp) — Monthly	591,573
CMBX NA BB.8 Index	(209,142)	586,552	209,141	10/17/57	(500 bp) — Monthly	(1)
CMBX NA BBB− .10 Index	(733,312)	4,265,000	373,188	11/17/59	(300 bp) — Monthly	(362,257)
CMBX NA BBB− .10 Index	(326,142)	1,405,000	122,938	11/17/59	(300 bp) — Monthly	(203,907)
CMBX NA BBB− .10 Index	(234,757)	984,000	86,100	11/17/59	(300 bp) — Monthly	(149,149)
CMBX NA BBB− .10 Index	(143,198)	656,000	57,400	11/17/59	(300 bp) — Monthly	(86,126)
CMBX NA BBB− .10 Index	(136,239)	626,000	54,775	11/17/59	(300 bp) — Monthly	(81,777)
CMBX NA BBB− .10 Index	(115,406)	469,000	41,038	11/17/59	(300 bp) — Monthly	(74,603)
CMBX NA BBB− .12 Index	(206,461)	915,000	42,273	8/17/61	(300 bp) — Monthly	(164,646)
CMBX NA BBB−.10 Index	(297,626)	999,000	87,413	11/17/59	(300 bp) — Monthly	(210,713)
CMBX NA BBB−.10 Index	(105,823)	865,000	75,688	11/17/59	(300 bp) — Monthly	(30,568)
CMBX NA BBB−.10 Index	(62,719)	492,000	43,050	11/17/59	(300 bp) — Monthly	(19,915)
CMBX NA BBB−.10 Index	(12,748)	100,000	8,750	11/17/59	(300 bp) — Monthly	(4,048)
CMBX NA BBB−.11 Index	(159,306)	497,000	22,067	11/18/54	(300 bp) — Monthly	(137,488)
CMBX NA BBB−.11 Index	(48,685)	149,000	6,616	11/18/54	(300 bp) — Monthly	(42,144)
CMBX NA BBB−.11 Index	(21,489)	146,000	6,482	11/18/54	(300 bp) — Monthly	(15,079)
CMBX NA BBB−.12 Index	(540,439)	1,618,000	74,752	8/17/61	(300 bp) — Monthly	(466,497)
CMBX NA BBB−.12 Index	(529,327)	1,502,000	69,392	8/17/61	(300 bp) — Monthly	(460,686)

Mortgage Securities Fund 61

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(53,286)	$888,000	$41,026	8/17/61	(300 bp) — Monthly	$(12,704)
CMBX NA BBB−.12 Index	(187,353)	539,000	24,902	8/17/61	(300 bp) — Monthly	(162,720)
CMBX NA BBB−.12 Index	(92,798)	264,000	12,197	8/17/61	(300 bp) — Monthly	(80,733)
CMBX NA BBB−.13 Index	(60,774)	802,000	39,940	12/16/72	(300 bp) — Monthly	(21,235)
CMBX NA BBB−.13 Index	(2,622)	52,000	2,590	12/16/72	(300 bp) — Monthly	(59)
CMBX NA BBB−.13 Index	(2,597)	51,000	2,540	12/16/72	(300 bp) — Monthly	(83)
CMBX NA BBB−.7 Index	(1,054)	209,000	37,766	1/17/47	(300 bp) — Monthly	36,608
CMBX NA BBB−.7 Index	(28,656)	131,000	23,672	1/17/47	(300 bp) — Monthly	(5,050)
CMBX NA BBB−.8 Index	(338,892)	2,144,000	278,291	10/17/57	(300 bp) — Monthly	(61,673)
CMBX NA BBB−.8 Index	(340,232)	2,144,000	278,291	10/17/57	(300 bp) — Monthly	(63,013)
CMBX NA BBB−.8 Index	(220,781)	1,413,000	183,407	10/17/57	(300 bp) — Monthly	(38,080)
CMBX NA BBB−.8 Index	(149,147)	953,000	123,699	10/17/57	(300 bp) — Monthly	(25,924)
CMBX NA BBB−.9 Index	(251,259)	1,062,000	82,093	9/17/58	(300 bp) — Monthly	(169,698)
Credit Suisse International
CMBX NA BB.10 Index	(46,565)	349,000	81,526	11/17/59	(500 bp) — Monthly	34,671
CMBX NA BB.10 Index	(41,383)	348,000	81,293	11/17/59	(500 bp) — Monthly	39,620
CMBX NA BB.10 Index	(22,747)	183,000	42,749	11/17/59	(500 bp) — Monthly	19,850
Goldman Sachs International
CMBX NA A .6 Index	(99,971)	1,509,000	157,841	5/11/63	(200 bp) — Monthly	57,367
CMBX NA BB.8 Index	(270,854)	769,185	272,061	10/17/57	(500 bp) — Monthly	565
CMBX NA BB.9 Index	(551,134)	3,462,000	716,980	9/17/58	(500 bp) — Monthly	162,961
CMBX NA BB.9 Index	(445,272)	2,779,000	575,531	9/17/58	(500 bp) — Monthly	127,943
CMBX NA BB.9 Index	(369,134)	2,317,000	479,851	9/17/58	(500 bp) — Monthly	108,400
CMBX NA BB.9 Index	(312,340)	1,977,000	409,437	9/17/58	(500 bp) — Monthly	95,450

62 Mortgage Securities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.9 Index	$(171,550)	$1,074,000	$222,425	9/17/58	(500 bp) — Monthly	$49,981
CMBX NA BBB− .10 Index	(60,367)	276,000	24,150	11/17/59	(300 bp) — Monthly	(36,355)
CMBX NA BBB−.6 Index	(262,963)	965,000	274,543	5/11/63	(300 bp) — Monthly	11,098
CMBX NA BBB−.8 Index	(24,306)	155,000	20,119	10/17/57	(300 bp) — Monthly	(4,265)
JPMorgan Securities LLC
CMBX NA BB.11 Index	(111,197)	208,234	93,664	5/11/63	(500 bp) — Monthly	(17,707)
CMBX NA BB.8 Index	(311,253)	606,845	214,641	10/17/57	(500 bp) — Monthly	(97,117)
CMBX NA BBB− .10 Index	(49,641)	301,000	26,338	11/17/59	(300 bp) — Monthly	(23,454)
CMBX NA BBB−.10 Index	(161,420)	573,000	50,138	11/17/59	(300 bp) — Monthly	(111,569)
CMBX NA BBB−.10 Index	(97,421)	327,000	28,613	11/17/59	(300 bp) — Monthly	(68,972)
CMBX NA BBB−.12 Index	(108,499)	327,000	15,107	8/17/61	(300 bp) — Monthly	(93,555)
CMBX NA BBB−.12 Index	(5,079)	130,000	6,006	8/17/61	(300 bp) — Monthly	862
CMBX NA BBB−.12 Index	(15,715)	45,000	2,079	8/17/61	(300 bp) — Monthly	(13,659)
CMBX NA BBB−.7 Index	(1,593,335)	6,787,000	1,226,411	1/17/47	(300 bp) — Monthly	(370,318)
Merrill Lynch International
CMBX NA BB.10 Index	(19,118)	336,000	78,490	11/17/59	(500 bp) — Monthly	59,091
CMBX NA BBB− .10 Index	(163,586)	755,000	66,063	11/17/59	(300 bp) — Monthly	(97,901)
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	(17,619)	168,000	39,245	11/17/59	(500 bp) — Monthly	21,486
CMBX NA BB.8 Index	(180,447)	352,704	124,752	10/17/57	(500 bp) — Monthly	(55,989)
CMBX NA BB.9 Index	(249,562)	1,654,000	342,543	9/17/58	(500 bp) — Monthly	91,603
CMBX NA BB.9 Index	(163,368)	1,134,000	234,851	9/17/58	(500 bp) — Monthly	70,538
CMBX NA BB.9 Index	(96,552)	642,000	132,958	9/17/58	(500 bp) — Monthly	35,871
CMBX NA BB.9 Index	(82,493)	545,000	112,870	9/17/58	(500 bp) — Monthly	29,922
CMBX NA BB.9 Index	(66,584)	487,000	100,858	9/17/58	(500 bp) — Monthly	33,868

Mortgage Securities Fund 63

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(39,937)	$294,000	$60,887	9/17/58	(500 bp) — Monthly	$20,705
CMBX NA BB.9 Index	(15,719)	101,000	20,917	9/17/58	(500 bp) — Monthly	5,114
CMBX NA BBB− . 8 Index	(252,950)	1,626,000	211,055	10/17/57	(300 bp) — Monthly	(42,708)
CMBX NA BBB− . 8 Index	(128,902)	822,000	106,696	10/17/57	(300 bp) — Monthly	(22,618)
CMBX NA BBB− .10 Index	(168,160)	711,000	62,213	11/17/59	(300 bp) — Monthly	(106,303)
CMBX NA BBB− .10 Index	(151,882)	623,000	54,513	11/17/59	(300 bp) — Monthly	(97,681)
CMBX NA BBB− .10 Index	(103,001)	611,000	53,463	11/17/59	(300 bp) — Monthly	(49,844)
CMBX NA BBB− .10 Index	(79,899)	348,000	30,450	11/17/59	(300 bp) — Monthly	(49,623)
CMBX NA BBB− .10 Index	(70,508)	323,000	28,263	11/17/59	(300 bp) — Monthly	(42,407)
CMBX NA BBB− .10 Index	(49,002)	226,000	19,775	11/17/59	(300 bp) — Monthly	(29,340)
CMBX NA BBB− .10 Index	(43,032)	199,000	17,413	11/17/59	(300 bp) — Monthly	(25,719)
CMBX NA BBB− .12 Index	(64,898)	311,000	14,368	8/17/61	(300 bp) — Monthly	(50,685)
CMBX NA BBB− .12 Index	(68,165)	300,000	13,860	8/17/61	(300 bp) — Monthly	(54,455)
CMBX NA BBB− .12 Index	(50,930)	246,000	11,365	8/17/61	(300 bp) — Monthly	(39,688)
CMBX NA BBB−.10 Index	(196,183)	1,590,000	139,125	11/17/59	(300 bp) — Monthly	(57,853)
CMBX NA BBB−.10 Index	(109,578)	864,000	75,600	11/17/59	(300 bp) — Monthly	(34,410)
CMBX NA BBB−.10 Index	(26,327)	304,000	26,600	11/17/59	(300 bp) — Monthly	121
CMBX NA BBB−.10 Index	(23,716)	187,000	16,363	11/17/59	(300 bp) — Monthly	(7,447)
CMBX NA BBB−.11 Index	(25,498)	162,000	7,193	11/18/54	(300 bp) — Monthly	(18,387)
CMBX NA BBB−.12 Index	(72,026)	233,000	10,765	8/17/61	(300 bp) — Monthly	(61,378)
CMBX NA BBB−.7 Index	(89,903)	1,416,000	255,871	1/17/47	(300 bp) — Monthly	165,260
CMBX NA BBB−.8 Index	(112,284)	885,000	114,873	10/17/57	(300 bp) — Monthly	2,146
CMBX NA BBB−.8 Index	(112,561)	885,000	114,873	10/17/57	(300 bp) — Monthly	1,870

64 Mortgage Securities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(93,274)	$602,000	$78,140	10/17/57	(300 bp) — Monthly	$(15,436)
CMBX NA BBB−.8 Index	(90,938)	582,000	75,544	10/17/57	(300 bp) — Monthly	(15,685)
Upfront premium received	—		Unrealized appreciation		2,293,182
Upfront premium (paid)	(14,331,302)		Unrealized (depreciation)		(4,964,980)
Total	$(14,331,302)		Total		$(2,671,798)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$23,481,304	$7,917,554
Mortgage-backed securities	—	547,241,067	—
Purchased options outstanding	—	470,212	—
Purchased swap options outstanding	—	12,841,477	—
U.S. government and agency mortgage obligations	—	381,166,496	—
Short-term investments	1,820,000	169,826,765	—
Totals by level	$1,820,000	$1,135,027,321	$7,917,554

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$1,427,746	$—	$—
Written options outstanding	—	(848,576)	—
Written swap options outstanding	—	(39,410,779)	—
Forward premium swap option contracts	—	(3,310,702)	—
TBA sale commitments	—	(80,729,838)	—
Interest rate swap contracts	—	16,346,407	—
Total return swap contracts	—	(230,284)	—
Credit default contracts	—	(76,460,083)	—
Totals by level	$1,427,746	$(184,643,855)	$—

Mortgage Securities Fund 65

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of 9/30/20	Accrued discounts/premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (deprecia- tion) #	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of 9/30/21
Asset-backed securities	$—	$—	$—	$—	$4,410,000	$—	$3,507,554	$—	$7,917,554
Totals	$—	$—	$—	$—	$4,410,000	$—	$3,507,554	$—	$7,917,554
† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.
# Includes $— related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

66 Mortgage Securities Fund

Statement of assets and liabilities 9/30/21

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,122,901,758)	$1,094,210,572
Affiliated issuers (identified cost $50,554,303) (Note 5)	50,554,303
Interest and other receivables	5,963,945
Receivable for shares of the fund sold	91,526
Receivable for investments sold	2,389,766
Receivable for sales of TBA securities (Note 1)	81,260,365
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,025,855
Unrealized appreciation on forward premium swap option contracts (Note 1)	10,878,923
Unrealized appreciation on OTC swap contracts (Note 1)	3,303,125
Premium paid on OTC swap contracts (Note 1)	14,498,412
Prepaid assets	30,763
Total assets	1,264,207,555

LIABILITIES
Payable for investments purchased	380,678
Payable for purchases of TBA securities (Note 1)	325,098,206
Payable for shares of the fund repurchased	699,398
Payable for compensation of Manager (Note 2)	221,529
Payable for custodian fees (Note 2)	39,601
Payable for investor servicing fees (Note 2)	203,902
Payable for Trustee compensation and expenses (Note 2)	670,345
Payable for administrative services (Note 2)	2,152
Payable for distribution fees (Note 2)	401,556
Payable for variation margin on futures contracts (Note 1)	289,780
Payable for variation margin on centrally cleared swap contracts (Note 1)	934,506
Unrealized depreciation on OTC swap contracts (Note 1)	60,819,360
Premium received on OTC swap contracts (Note 1)	33,442,260
Unrealized depreciation on forward premium swap option contracts (Note 1)	14,189,625
Written options outstanding, at value (premiums $37,891,218) (Note 1)	40,259,355
TBA sale commitments, at value (proceeds receivable $81,193,281) (Note 1)	80,729,838
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 8)	1,810,000
Other accrued expenses	188,890
Total liabilities	560,380,981

Net assets	$703,826,574

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$919,948,835
Total distributable earnings (Note 1)	(216,122,261)
Total — Representing net assets applicable to capital shares outstanding	$703,826,574

(Continued on next page)

Mortgage Securities Fund 67

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($606,656,897 divided by 51,127,234 shares)	$11.87
Offering price per class A share (100/96.00 of $11.87)*	$12.36
Net asset value and offering price per class B share ($1,165,255 divided by 98,678 shares)**	$11.81
Net asset value and offering price per class C share ($5,938,096 divided by 505,604 shares)**	$11.74
Net asset value, offering price and redemption price per class R share
($6,479,429 divided by 553,109 shares)	$11.71
Net asset value, offering price and redemption price per class R6 share
($6,069,322 divided by 518,141 shares)	$11.71
Net asset value, offering price and redemption price per class Y share
($77,517,575 divided by 6,617,824 shares)	$11.71

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

68 Mortgage Securities Fund

Statement of operations Year ended 9/30/21

INVESTMENT INCOME
Interest (including interest income of $12,309 from investments in affiliated issuers) (Note 5)	$37,380,568
Total investment income	37,380,568

EXPENSES
Compensation of Manager (Note 2)	2,817,355
Investor servicing fees (Note 2)	1,278,397
Custodian fees (Note 2)	108,420
Trustee compensation and expenses (Note 2)	32,019
Distribution fees (Note 2)	1,777,045
Administrative services (Note 2)	18,919
Other	421,232
Fees waived and reimbursed by Manager (Note 2)	(775,363)
Total expenses	5,678,024
Expense reduction (Note 2)	(2,268)
Net expenses	5,675,756

Net investment income	31,704,812

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(15,711,653)
Futures contracts (Note 1)	(1,352,920)
Swap contracts (Note 1)	(57,294)
Written options (Note 1)	1,797,422
Net increase from payments by affiliates (Note 2)	22,344
Total net realized loss	(15,302,101)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(37,046,001)
Futures contracts	2,206,007
Swap contracts	18,522,092
Written options	21,343,308
Total change in net unrealized appreciation	5,025,406

Net loss on investments	(10,276,695)

Net increase in net assets resulting from operations	$21,428,117

The accompanying notes are an integral part of these financial statements.

Mortgage Securities Fund 69

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/21	Year ended 9/30/20
Operations
Net investment income	$31,704,812	$33,239,667
Net realized gain (loss) on investments	(15,302,101)	32,070,157
Change in net unrealized appreciation (depreciation)
of investments	5,025,406	(95,064,475)
Net increase (decrease) in net assets resulting
from operations	21,428,117	(29,754,651)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(7,276,037)	(32,154,720)
Class B	(14,140)	(129,090)
Class C	(88,203)	(735,404)
Class M	—	(71,504)
Class R	(76,123)	(389,909)
Class R6	(77,497)	(349,280)
Class Y	(737,370)	(4,032,568)
From return of capital
Class A	(18,775,718)	—
Class B	(36,488)	—
Class C	(227,608)	—
Class R	(196,434)	—
Class R6	(199,980)	—
Class Y	(1,902,775)	—
Decrease from capital share transactions (Note 4)	(60,549,828)	(87,486,535)
Total decrease in net assets	(68,730,084)	(155,103,661)

NET ASSETS
Beginning of year	772,556,658	927,660,319
End of year	$703,826,574	$772,556,658

The accompanying notes are an integral part of these financial statements.

70 Mortgage Securities Fund

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Mortgage Securities Fund 71

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	net investment income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2021	$12.02	.53	(.19)	.34	(.14)	(.35)	(.49)	$11.87	2.80	$606,657	.78[e,g]	4.29[e,g]	974
September 30, 2020	12.96	.48	(.87)	(.39)	(.55)	—	(.55)	12.02	(3.05)	680,883	.75[e,g]	3.88[e,g]	916
September 30, 2019	12.37	.44	.74	1.18	(.59)	—	(.59)	12.96	9.80	780,517	.75[e,g]	3.55[e,g]	1,089
September 30, 2018	12.89	.45	(.53)	(.08)	(.44)	—	(.44)	12.37	(.67)	826,165	.84[e,f,g]	3.57[e,g]	1,403
September 30, 2017	13.20	.33	(.24)	.09	(.40)	—	(.40)	12.89	.67	645,996	.89[e]	2.53[e]	1,452
Class B
September 30, 2021	$11.97	.43	(.19)	.24	(.11)	(.29)	(.40)	$11.81	1.92	$1,165	1.53[e,g]	3.50[e,g]	974
September 30, 2020	12.89	.39	(.86)	(.47)	(.45)	—	(.45)	11.97	(3.69)	2,190	1.50[e,g]	3.14[e,g]	916
September 30, 2019	12.31	.35	.72	1.07	(.49)	—	(.49)	12.89	8.91	5,214	1.49[e,g]	2.85[e,g]	1,089
September 30, 2018	12.83	.34	(.52)	(.18)	(.34)	—	(.34)	12.31	(1.42)	8,280	1.57[e,f,g]	2.73[e,g]	1,403
September 30, 2017	13.14	.23	(.24)	(.01)	(.30)	—	(.30)	12.83	(.07)	10,736	1.62[e]	1.79[e]	1,452
Class C
September 30, 2021	$11.90	.42	(.18)	.24	(.11)	(.29)	(.40)	$11.74	1.94	$5,938	1.53[e,g]	3.44[e,g]	974
September 30, 2020	12.84	.39	(.88)	(.49)	(.45)	—	(.45)	11.90	(3.82)	14,611	1.50[e,g]	3.13[e,g]	916
September 30, 2019	12.25	.35	.73	1.08	(.49)	—	(.49)	12.84	9.04	23,972	1.50[e,g]	2.83[e,g]	1,089
September 30, 2018	12.77	.33	(.51)	(.18)	(.34)	—	(.34)	12.25	(1.45)	31,674	1.59[e,f,g]	2.68[e,g]	1,403
September 30, 2017	13.08	.23	(.24)	(.01)	(.30)	—	(.30)	12.77	(.09)	41,652	1.64[e]	1.77[e]	1,452
Class R
September 30, 2021	$11.88	.49	(.20)	.29	(.13)	(.33)	(.46)	$11.71	2.41	$6,479	1.03[e,g]	4.02[e,g]	974
September 30, 2020	12.81	.45	(.86)	(.41)	(.52)	—	(.52)	11.88	(3.26)	7,813	1.00[e,g]	3.63[e,g]	916
September 30, 2019	12.23	.41	.72	1.13	(.55)	—	(.55)	12.81	9.55	11,126	1.00[e,g]	3.32[e,g]	1,089
September 30, 2018	12.76	.40	(.53)	(.13)	(.40)	—	(.40)	12.23	(1.03)	14,329	1.09[e,f,g]	3.20[e,g]	1,403
September 30, 2017	13.07	.29	(.24)	.05	(.36)	—	(.36)	12.76	.41	17,599	1.14[e]	2.28[e]	1,452
Class R6
September 30, 2021	$11.88	.57	(.20)	.37	(.15)	(.39)	(.54)	$11.71	3.07	$6,069	.41[e,g]	4.67[e,g]	974
September 30, 2020	12.82	.52	(.86)	(.34)	(.60)	—	(.60)	11.88	(2.71)	5,928	.37[e,g]	4.26[e,g]	916
September 30, 2019	12.24	.49	.72	1.21	(.63)	—	(.63)	12.82	10.25	7,454	.37[e,g]	3.96[e,g]	1,089
September 30, 2018†	12.41	.26	(.21)	.05	(.22)	—	(.22)	12.24	.42*	7,530	.16*e,f,g	2.11*e,g	1,403
Class Y
September 30, 2021	$11.88	.55	(.19)	.36	(.15)	(.38)	(.53)	$11.71	2.93	$77,518	.53[e,g]	4.59[e,g]	974
September 30, 2020	12.81	.51	(.86)	(.35)	(.58)	—	(.58)	11.88	(2.75)	61,132	.50[e,g]	4.14[e,g]	916
September 30, 2019	12.23	.48	.72	1.20	(.62)	—	(.62)	12.81	10.12	89,152	.50[e,g]	3.89[e,g]	1,089
September 30, 2018	12.76	.47	(.53)	(.06)	(.47)	—	(.47)	12.23	(.49)	105,371	.59[e,f,g]	3.75[e,g]	1,403
September 30, 2017	13.08	.36	(.25)	.11	(.43)	—	(.43)	12.76	.89	102,461	.64[e]	2.79[e]	1,452

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

72 Mortgage Securities Fund	Mortgage Securities Fund 73

Financial highlights cont.

* Not annualized.

† For the period April 20, 2018 (commencement of operations) to September 30, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund in effect during the period. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Includes one-time merger costs of 0.02%.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	9/30/21	9/30/20	9/30/19	9/30/18
Class A	0.11%	0.14%	0.15%	0.12%
Class B	0.11	0.14	0.15	0.12
Class C	0.11	0.14	0.15	0.12
Class R	0.11	0.14	0.15	0.12
Class R6	0.11	0.14	0.15	0.10
Class Y	0.11	0.14	0.15	0.12

The accompanying notes are an integral part of these financial statements.

74 Mortgage Securities Fund

Notes to financial statements 9/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through September 30, 2021.

Putnam Mortgage Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in mortgages, mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders.

The fund expects to invest in mortgage-backed investments that are obligations of U.S. government agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., Ginnie Mae mortgage-backed bonds) as well as in mortgage-backed investments that are backed by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. The fund currently has significant investment exposure to commercial mortgage-backed securities.

The fund also expects to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, and collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives). Non-agency (i.e., privately issued) securities typically are lower rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While the fund’s emphasis will be on mortgage-backed securities, it may also invest to a lesser extent in other types of asset-backed securities.

Putnam Management may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund typically uses to a significant extent derivatives, including interest rate swaps, swaptions, forward delivery contracts, total return swaps, and options on mortgage-backed securities and indices, for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Mortgage Securities Fund 75

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments, including mortgage backed securities and short-term investments with remaining maturities of 60 days or less, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

76 Mortgage Securities Fund

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent

Mortgage Securities Fund 77

pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to gain exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an

78 Mortgage Securities Fund

independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a

Mortgage Securities Fund 79

segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $108,338,232 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $110,836,040 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$82,701,810	$49,400,307	$132,102,117

80 Mortgage Securities Fund

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, unrealized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $7,526,924 to increase undistributed net investment income and $7,526,924 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$85,757,718
Unrealized depreciation	(169,777,864)
Net unrealized depreciation	(84,020,146)
Capital loss carryforward	(132,102,117)
Cost for federal income tax purposes	$1,045,568,912

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,
0.500%	of the next $5 billion,	0.330%	of the next $50 billion,
0.450%	of the next $10 billion,	0.320%	of the next $100 billion and
0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.382% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through July 1, 2021, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $775,336 as a result of this limit.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. For the reporting period, management fees paid were reduced by $27 relating to the fund’s investment in Putnam Government Money Market Fund.

Mortgage Securities Fund 81

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $22,344 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,136,855	Class R6	3,115
Class B	2,750	Class Y	106,010
Class C	17,124	Total	$1,278,397
Class R	12,543

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,268 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $470, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %)

82 Mortgage Securities Fund

of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,627,707
Class B	1.00%	1.00%	15,721
Class C	1.00%	1.00%	97,723
Class R	1.00%	0.50%	35,894
Total			$1,777,045

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,415 from the sale of class A shares and received $466 and $181 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $173 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$9,164,816,763	$9,141,931,000
U.S. government securities (Long-term)	—	—
Total	$9,164,816,763	$9,141,931,000

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	1,874,417	$23,193,078	5,985,764	$74,915,113
Shares issued in connection with
reinvestment of distributions	1,894,343	23,166,002	2,266,938	27,988,589
	3,768,760	46,359,080	8,252,702	102,903,702
Shares repurchased	(9,265,110)	(113,705,951)	(11,838,417)	(146,966,091)
Net decrease	(5,496,350)	$(67,346,871)	(3,585,715)	$(44,062,389)

Mortgage Securities Fund 83

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	261	$3,185	3,073	$39,436
Shares issued in connection with
reinvestment of distributions	3,928	47,863	9,852	122,157
	4,189	51,048	12,925	161,593
Shares repurchased	(88,532)	(1,087,757)	(234,273)	(2,902,771)
Net decrease	(84,343)	$(1,036,709)	(221,348)	$(2,741,178)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	102,203	$1,241,534	162,846	$1,988,613
Shares issued in connection with
reinvestment of distributions	24,189	293,707	52,728	645,763
	126,392	1,535,241	215,574	2,634,376
Shares repurchased	(848,273)	(10,469,967)	(855,718)	(10,445,800)
Net decrease	(721,881)	$(8,934,726)	(640,144)	$(7,811,424)

			YEAR ENDED 9/30/20*
Class M			Shares	Amount
Shares sold			1,966	$25,671
Shares issued in connection with reinvestment of distributions			2,250	29,275
			4,216	54,946
Shares repurchased			(788,679)	(10,349,976)
Net decrease			(784,463)	$(10,295,030)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	124,071	$1,504,508	195,969	$2,442,433
Shares issued in connection with
reinvestment of distributions	21,236	256,574	27,857	339,902
	145,307	1,761,082	223,826	2,782,335
Shares repurchased	(249,961)	(3,046,456)	(434,645)	(5,308,703)
Net decrease	(104,654)	$(1,285,374)	(210,819)	$(2,526,368)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	74,306	$922,097	149,834	$1,899,612
Shares issued in connection with
reinvestment of distributions	22,754	274,727	28,634	349,280
	97,060	1,196,824	178,468	2,248,892
Shares repurchased	(77,955)	(948,592)	(261,116)	(3,183,775)
Net increase (decrease)	19,105	$248,232	(82,648)	$(934,883)

84 Mortgage Securities Fund

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,682,221	$56,822,147	5,045,025	$64,034,267
Shares issued in connection with
reinvestment of distributions	130,771	1,579,460	255,036	3,126,560
	4,812,992	58,401,607	5,300,061	67,160,827
Shares repurchased	(3,342,939)	(40,595,987)	(7,111,322)	(86,276,090)
Net increase (decrease)	1,470,053	$17,805,620	(1,811,261)	$(19,115,263)

* Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase, excluding those shares that had been purchased from Japan distributors, which were liquidated on December 9, 2019.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 9/30/21
Short-term investments
Putnam Government
Money Market Fund*	$10,000	$—	$—	$1	$10,000
Putnam Short Term
Investment Fund**	—	276,570,011	226,025,708	12,308	50,544,303
Total Short-term
investments	$10,000	$276,570,011	$226,025,708	$12,309	$50,554,303

* Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund (Note 2). There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no

Mortgage Securities Fund 85

longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$1,175,000,000
Purchased swap option contracts (contract amount)	$2,131,600,000
Written TBA commitment option contracts (contract amount)	$1,175,000,000
Written swap option contracts (contract amount)	$1,830,000,000
Futures contracts (number of contracts)	6,000
Centrally cleared interest rate swap contracts (notional)	$2,968,600,000
OTC total return swap contracts (notional)	$94,000,000
Centrally cleared total return swap contracts (notional)	$68,800,000
OTC credit default contracts (notional)	$457,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$11,659,504	Payables	$88,119,587
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	66,982,833*	Unrealized depreciation	79,697,332*
Total		$78,642,337		$167,816,919

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

86 Mortgage Securities Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(7,944,800)	$(7,944,800)
Interest rate contracts	(3,324,509)	(1,352,920)	7,887,506	$3,210,077
Total	$(3,324,509)	$(1,352,920)	$(57,294)	$(4,734,723)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$14,630,210	$14,630,210
Interest rate contracts	(17,440,453)	2,206,007	3,891,882	$(11,342,564)
Total	$(17,440,453)	$2,206,007	$18,522,092	$3,287,646

Mortgage Securities Fund 87

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	Total
Assets:
Centrally cleared interest rate swap
contracts§	$—	$—	$992,355	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$992,355
Centrally cleared total return swap
contracts§	—	—	33,500	—	—	—	—	—	—	—	—	—	—	—	—	—	33,500
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	3,814,921	204,836	—	3,141,036	—	1,658,071	143,894	2,696,746	—	—	—	11,659,504
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap option
contracts#	3,681,149	179,691	—	—	1,558,931	—	—	—	372,740	3,005,863	—	—	260,223	423,004	751,843	645,479	10,878,923
Purchased swap options**#	11,198,319	—	—	—	—	—	—	—	—	—	—	—	1,643,158	—	—	—	12,841,477
Purchased options**#	—	—	—	—	—	—	—	—	—	470,212	—	—	—	—	—	—	470,212
Total Assets	$14,879,468	$179,691	$1,025,855	$—	$1,558,931	$3,814,921	$204,836	$—	$3,513,776	$3,476,075	$1,658,071	$143,894	$4,600,127	$423,004	$751,843	$645,479	$36,875,971
Liabilities:
Centrally cleared interest rate swap
contracts§	—	—	934,506	—	—	—	—	—	—	—	—	—	—	—	—	—	934,506
Centrally cleared total return swap
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	14,331,084	12,461,809	2,491,816	6,294,494	—	223,213	6,717,180	45,599,991	—	—	—	88,119,587
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	289,780	—	—	—	—	—	289,780
Forward premium swap option
contracts#	5,518,868	202,137	—	—	1,346,895	—	—	—	932,785	4,218,631	—	—	464,141	286,712	758,900	460,556	14,189,625
Written swap options#	12,094,200	—	—	—	2,091,675	—	—	—	4,277,630	6,226,854	—	—	12,490,460	392,596	1,837,364	—	39,410,779
Written options#	—	—	—	—	—	—	—	—	—	848,576	—	—	—	—	—	—	848,576
Total Liabilities	$17,613,068	$202,137	$934,506	$—	$3,438,570	$14,331,084	$12,461,809	$2,491,816	$11,504,909	$11,294,061	$512,993	$6,717,180	$58,554,592	$679,308	$2,596,264	$460,556	$143,792,853
Total Financial and Derivative
Net Assets	$(2,733,600)	$(22,446)	$91,349	$—	$(1,879,639)	$(10,516,163) $(12,256,973)		$(2,491,816)	$(7,991,133)	$(7,817,986)	$1,145,078	$(6,573,286)	$(53,954,465)	$(256,304)	$(1,844,421)	$184,923	$(106,916,882)
Total collateral received (pledged)†##	$(2,733,600)	$—	$—	$—	$(1,879,639)	$(10,516,163)	$(12,256,973)	$(2,491,703)	$(7,924,506)	$(7,817,986)	$1,145,078	$(6,561,116)	$(53,954,465)	$(256,304)	$(1,844,421)	$140,000
Net amount	$—	$(22,446)	$91,349	$—	$—	$—	$—	$(113)	$(66,627)	$—	$—	$(12,170)	$—	$—	$—	$44,923

88 Mortgage Securities Fund	Mortgage Securities Fund 89

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	Total
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$260,000	$—	$—	$—	$—	$—	$—	$1,410,000	$—	$—	$—	$—	$140,000	$1,810,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$(2,827,676)	$—	$—	$—	$(2,881,557)	$(10,606,976)	$(12,274,482)	$(2,491,703)	$(7,924,506)	$(9,005,369)	$(44,000)	$(6,561,116)	$(54,066,016)	$(283,944)	$(1,912,695)	$—	$(110,880,040)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $2,922,456 and $3,732,253, respectively.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

90 Mortgage Securities Fund	Mortgage Securities Fund 91

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is primarily due to losses on swaps.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $7,941,115 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

92 Mortgage Securities Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World*.

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Mortgage Securities Fund 93

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

94 Mortgage Securities Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Mortgage Securities Fund 95

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

96 Mortgage Securities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
Limited Partnership	Officers	Denere P. Poulack
100 Federal Street	Robert L. Reynolds	Assistant Vice President,
Boston, MA 02110	President	Assistant Clerk, and
Assistant Treasurer
Custodian	James F. Clark
State Street Bank	Vice President, Chief Compliance	Janet C. Smith
and Trust Company	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Legal Counsel	Nancy E. Florek	Principal Accounting Officer,
Ropes & Gray LLP	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
Independent Registered	Governance, Assistant Clerk,	Stephen J. Tate
Public Accounting Firm	and Assistant Treasurer	Vice President and
PricewaterhouseCoopers LLP		Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

This report is for the information of shareholders of Putnam Mortgage Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2021	$126,895	$ —	$9,872	$ —
September 30, 2020	$123,957	$ —	$9,872	$ —

For the fiscal years ended September 30, 2021 and September 30, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $274,771 and $355,714 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2021	$ —	$264,899	$ —	$ —
September 30, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Mortgage Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 24, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 24, 2021